UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to § 240.14a-12

TARGETED MEDICAL PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

N.A.

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TARGETED MEDICAL PHARMA, INC.

2980 Beverly Glen Circle, Suite 301

Los Angeles, CA 90077

Dear Fellow Stockholders:

You are cordially invited to attend the 2014 annual meeting of stockholders (the “Meeting”) of Targeted Medical Pharma, Inc. (the “Company”). The meeting will be held at Hotel Palomar Los Angeles located at 10740 Wilshire Blvd., Los Angeles, California 90024, on Friday, June 6, 2014, at 10:00 a.m., Pacific Time. We are asking stockholders to consider and vote upon the following proposals:

●	To elect seven directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a term of one year;

●	Ratification of selection of Marcum LLP as our independent registered public accounting firm for 2014;

●	To authorize and approve the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Amended Plan”) increasing the number of shares that may be issued by 2,000,000 shares of Common Stock; and

●	Such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

Please review in detail the attached notice and proxy statement, which are first being mailed to our stockholders on or about May 6, 2014.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Meeting in person, please follow the voting instructions on the enclosed proxy card to vote your shares. Granting a proxy will not limit your right to vote in person if you wish to attend the Meeting and vote in person.

Yours truly,

/s/ William E. Shell
William E. Shell, MD
Chief Executive Officer and Chief Scientific Officer

April 30, 2014

TARGETED MEDICAL PHARMA, INC.

2980 Beverly Glen Circle, Suite 301

Los Angeles, CA 90077

To the Stockholders of Targeted Medical Pharma, Inc.:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Targeted Medical Pharma, Inc. (the “Company”) for use at the 2014 annual meeting of stockholders of the Company (the “Meeting”) and at all adjournments and postponements thereof. The Meeting will be held at Hotel Palomar Los Angeles located at 10740 Wilshire Blvd., Los Angeles, California 90024, on Friday, June 6, 2014, at 10:00 a.m., Pacific Time, to consider and vote upon the following proposals:

1.	To elect seven directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a term of one year;

2.	Ratification of selection of Marcum LLP as our independent registered public accounting firm for 2014;

3.	To authorize and approve the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Amended Plan”) increasing the number of shares that may be issued by 2,000,000 shares of Common Stock; and

4.	Such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS TWO AND THREE ABOVE.

Holders of record of our Common Stock at the close of business on April 21, 2014 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend this Meeting in person, it is strongly recommended that you complete the enclosed proxy card before the meeting date, to ensure that your shares will be represented at this Meeting if you are unable to attend.

A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the enclosed proxy statement are first being mailed to stockholders on or about May 6, 2014.

By Order of the Board,

/s/ Lynette Gebler	/s/ William E. Shell
Lynette Gebler, MD	William E. Shell, MD
Secretary	Chief Executive Officer and Chief Scientific Officer
April 30, 2014	April 30, 2014

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

i

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TARGETED MEDICAL PHARMA, INC.

2980 Beverly Glen Circle, Suite 301

Los Angeles, CA 90077

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS

to be held on Friday, June 6, 2014, at 10:00 a.m., Pacific Time

Hotel Palomar Los Angeles
10740 Wilshire Blvd., Los Angeles, California 90024

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place on Friday, June 6, 2014, at 10:00 a.m., Pacific Time, at the Hotel Palomar Los Angeles, located at 10740 Wilshire Blvd., Los Angeles, California 90024.

Stockholders are being asked to consider and vote upon proposals to (i) elect seven directors to the Board to serve one-year terms, (ii) ratify the selection of Marcum LLP as our independent registered public accounting firm for 2014, (iii) approve the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Amended Plan”) increasing the number of shares that may be issued by 2,000,000 shares of Common Stock, and (iv) Such other matters as may properly come before the Meeting.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement and its annexes.

In this proxy statement, we refer to Targeted Medical Pharma, Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at this Meeting?

Stockholders who owned shares of our Common Stock on April 21, 2014 (the “Record Date”) may attend and vote at this Meeting. There were 26,422,847 shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share. Information about the stockholdings of our directors, executive officers and significant stockholders is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Certain Beneficial Owners” beginning on page 18 of this Proxy Statement.

What is the proxy card?

The card enables you to appoint William E. Shell, MD, our Chief Executive Officer, Chief Scientific Officer and a director, and David Silver, MD, our President, Chief Operating Officer and director, as your representatives at this Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, it is strongly recommended to complete and return your proxy card before this Meeting date just in case your plans change. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” proposals two and three being put before our stockholders at the Meeting.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Transfer Online, Inc. you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

How do I vote?

If you were a holder of record of the Company’s Common Stock on the Record Date, you may vote in person at the Meeting or by submitting a proxy.

(1) You may submit your proxy by mail. You may submit you proxy by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and

●	according to the best judgment of the proxies if a proposal comes up for a vote at this Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	To Ratify the selection of Marcum LLP as our independent registered public accounting firm for 2014;

●	To approve the Amended and Restated 2011 Stock Incentive Plan; and

●	According to the best judgment of Dr. Shell and Dr. Silver if a proposal comes up for a vote at this Meeting that is not on the proxy card.

(2) You may vote in person at this Meeting. We will pass out written ballots to any record holder who wants to vote at this Meeting.

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If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting; or

●	attending this Meeting and voting in person.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be disregarded for proposal one and voted in favor of each of the other proposals presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person at this Meeting.

What vote is required to elect the Director Nominees as directors of the Company?

The election of each nominee for director requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting. The Seven Director Nominees receiving the largest number of votes, voted at the meeting, will be elected as directors of the Company.

How many votes are required to ratify Marcum LLP as the Company’s independent registered public accounting firm for 2014?

The proposal to ratify the appointment of Marcum LLP to serve as our independent registered public accounting firm for 2014 requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote.

How many votes are required to authorize and approve the Company’s Amended and Restated 2011 Stock Incentive Plan?

The proposal to authorize and approve the Company’s Amended and Restated 2011 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

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Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission reporting the voting results.

Who can help answer my questions?

You can contact Lynette Gebler at (310) 474-9809 or by sending a letter at the offices of the Company at 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077 with any questions about proposals described in this proxy statement or how to execute your vote.

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THE ANNUAL MEETING

General

We are furnishing this proxy statement to you, as a stockholder of Targeted Medical Pharma, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on June 6, 2014, and any adjournment or postponement thereof. This proxy statement is first being furnished to stockholders on or about May 6, 2014. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held on June 6, 2014, at 10:00 a.m., Pacific Time, at the Hotel Palomar Los Angeles, located at 10740 Wilshire Blvd., Los Angeles, California 90024, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.	To elect seven directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a term of one year;

2.	Ratification of selection of Marcum LLP as our independent registered public accounting firm for 2014;

3.	To authorize and approve the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Amended Plan”) increasing the number of shares that may be issued by 2,000,000 shares of Common Stock;

4.	Such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

Recommendations of the Board of Directors

After careful consideration the Board has unanimously determined to recommend that stockholders vote (i) “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for 2014, (ii) “FOR” the authorization and approval of the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Amended Plan”) increasing the number of shares that may be issued by 2,000,000 shares of Common Stock, and (iii) Such other matters as may properly come before the Meeting.

Record Date and Voting Power

Our Board fixed the close of business on April 21, 2014, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 26,422,847 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 26,422,847 votes may be cast at this Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions will count as present for purposes of establishing a quorum.

The election of each of the Director Nominees requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting.

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Abstentions are considered present for purposes of establishing a quorum but will have no effect on the election of directors.

The proposal to ratify the appointment of Marcum LLP to serve as our independent registered public accounting firm for 2014 requires the affirmative vote of a majority of shares of Common Stock voted as one class at the meeting. Abstentions will have no direct effect on the outcome of this proposal.

The proposal to authorize and approve the Company’s Amended and Restated 2011 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote. Abstentions will have no direct effect on the outcome of this proposal.

Voting

Each share of Common Stock that you own in your name entitles you to one vote, in each case, on the applicable proposals. Your one or more proxy cards show the number of shares of Common Stock that you own. There are two ways to vote you shares:

●	You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be disregarded for proposal one and otherwise voted as recommended by the Company’s Board: “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for 2014, “FOR” the authorization and approval of the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Amended Plan”) increasing the number of shares that may be issued by 2,000,000 shares of Common Stock.

●	You can attend the Meeting and vote in person if you are a holder of record. You will be given a ballot when you arrive.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Secretary, at Targeted Medical Pharma, Inc., 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending this Meeting and voting in person.

Proxy Solicitation Costs

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to this Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

None of Delaware law, our Second Amended and Restated Certificate of Incorporation or our Amended and Restated Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

No Additional Matters May Be Presented at the Meeting

The Meeting has been called to (i) elect seven directors to the Board to serve one-year terms, (ii) ratify the selection of Marcum LLP as our independent registered public accounting firm for 2014, (iii) authorize and approve the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Amended Plan”) increasing the number of shares that may be issued by 2,000,000 shares of Common Stock, and (iv) such other matters as may properly come before the Meeting. Under the Company’s Amended and Restated Bylaws, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in the notice of the Meeting.

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Who Can Answer Your Questions About Voting Your Shares

You can contact Lynette Gebler at (310) 474-9809 or by sending a letter at the offices of the Company at 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077 with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077. The Company’s telephone number at such address is at (310) 474-9809.

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PROPOSAL ONE — ELECTION OF DIRECTORS

The nominees listed below have been nominated by the Board to stand for election as directors of the Company. If, for any reason not presently known, any person is not available to serve as a director, another person who may be nominated will be voted for in the discretion of the proxies.

Unless you indicate otherwise by voting “for” or “against” a Director Nominee, shares represented by executed proxies in the form enclosed will be disregarded with respect to this proposal.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Nominating and Corporate Governance Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Our current directors and director nominees are listed in the table below. All nine of these individuals have been nominated by the Board. However, the Board has fixed the number of directors for our board at seven. Therefore, you may only vote your shares “FOR” seven of the nine nominees for election to the Board.

		Position and Offices	Served as a
Name	Age	Held with the Company	Director Since
William E. Shell, M.D.	71	Chief Executive Officer, Chief Science Officer and Director	2000
David S. Silver, M.D.	48	President, Chief Operating Officer and Director	2011
Kim Giffoni	62	Executive Vice President of Foreign Sales and Investor Relations and Director	1999
Maurice J. DeWald	74	Director and Non-Executive Chairman	2011
Donald J. Webster	59	Director	2011
Arthur R. Nemiroff	70	Director	2011
Thomas Wenkart, M.D.	70	Director	2014
Kerry N. Weems (1)	57	Director Nominee	—
Paul F. Pelosi, Jr.	45	Director Nominee	—

(1) Mr. Weems served as a director of the Company from August 2012 to May 2013. Mr. Weems also served as the Chairman of the Nominating and Corporate Governance Committee, a member of the Audit Committee and a member of the Compensation Committee.

Information Regarding the Company’s Directors and Nominees

The names and certain information concerning our current directors and the persons nominated by our Board to be elected directors of the Company at the Annual Meeting are set forth below.

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William E. Shell, M.D.

Dr. Shell has been our Chief Executive Officer since June 2006 and has been our Chief Science Officer and a director since July 2000. Dr. Shell is a board-certified cardiologist and an inventor. Dr. Shell attended the University of Michigan and University of Michigan Medical School from June 1960 until July 1967, where he obtained a Degree in Cell Biology and an MD. He completed his Internal Medicine Residency at University Hospital Ann Arbor Michigan in June 1970. He completed his Cardiovascular Disease Fellowship at the University of California, San Diego in 1973 and became Board Certified in Internal Medicine and Cardiology in 1973. Dr. Shell was an officer on active duty in the United States Air Force for two years from July 1973 until June 1975. During his tenure in the United States Air Force, Dr. Shell served as the first American physician in the American Soviet Exchange Program and as the director of the coronary care unit at Keesler Air Force Base in Mississippi, for which work Dr. Shell received a Presidential Citation from President Nixon. Dr. Shell joined Cedars Sinai Medical Center in July 1975 as the Coronary Care Unit Director and Director of the Cardiovascular Biochemistry Research Laboratories. From July 1982 to June 1990, Dr. Shell served as Director of Cardiac Rehabilitation and an attending Cardiologist at Cedars-Sinai Medical Center in Los Angeles, California. From July 1975 until June 1983, Dr. Shell served as an Associate Professor of Medicine at UCLA School of Medicine. From July 1975 to July 1985, Dr. Shell served as an Associate Cardiologist at Cedars-Sinai Medical Center. From September 1991 to August 1994, Dr. Shell served as chairman and chief science officer of Interactive Medical Technologies (OTCBB: IMT). From 1987 until August 1999 Dr. Shell served as Chief Scientific Officer of Beverly Glen Medical Systems.

Dr. Shell’s extensive background in science and medicine, his role as co-inventor of our Company’s patented technology, his experience in the formation of new companies and his leadership in managing our Company as Chief Executive Officer leads us to conclude that he would make significant contributions as a director.

David Silver, M.D.

Dr. Silver was appointed President and Chief Operating Officer of the Company on March 18, 2013. Dr. Silver had been our Executive Vice President of Medical and Scientific Affairs since December 2011 and has been a director since October 2011. Dr. Silver is a practicing board certified rheumatologist and internist with privileges at Cedars-Sinai Medical Center in Los Angeles, California and served as clinical chief of rheumatology at Cedars Sinai from October 2000 to September 2004. Since June 1993, Dr. Silver has taught at the University of California at Los Angeles School of Medicine in various capacities and in July 2004 was named an associate clinical professor. From December 1994 to October 2008, Dr. Silver served as the director of the Chronic Pain Rehabilitation Program at Cedars-Sinai Medical Center and, since January 1993, Dr. Silver has served as associate medical director of the Osteoporosis Medical Center, a non-profit research corporation in Beverly Hills, California. From May 2003 to April 2006, Dr. Silver served as member of the scientific advisory committee of the American College of Rheumatology and, from May 2000 to April 2002, he served as a member of the awards and grants committee. Dr. Silver has written a book entitled Playing Through Arthritis: How to Conquer Pain and Enjoy Your Favorite Sports and Activities. Dr. Silver has also been granted several research grants to study osteoarthritis, osteoporosis, fibromyalgia, rheumatoid arthritis and epicondylitis. Dr. Silver is the author of numerous publications in peer-reviewed journals and has regularly accepted speaking engagements on various topics in rheumatology. Dr. Silver also serves as peer reviewer for Arthritis and Rheumatism, Clinical Rheumatology, Osteoporosis International, Journal of Osteoporosis and American Journal of Managed Care. Dr. Silver received a Bachelor of Arts degree in medical sciences with a minor in economics from Boston University and a medical degree from the Boston University School of Medicine. He did his residency training in internal medical at Northwestern University School of Medicine and his fellowship in Rheumatology at Cedars Sinai Medical Center. Dr. Silver’s extensive background in medicine, his experience as a practicing physician prescribing our products, and his leadership in managing our Company as President and Chief Operating Officer leads us to conclude that he would make significant contributions as a director.

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Kim Giffoni

Mr. Giffoni is our Executive Vice President of Foreign Sales and Investor Relations and a director. Mr. Giffoni is a founder of the Company and served as President and Chief Operating Officer of the Company from December 1999 to December 2010 (Mr. Giffoni also acted as a director through this time). Since December 2010, Mr. Giffoni has served as Executive Vice President of Foreign Sales and Investor Relations of the Company. Prior to assuming his current responsibilities, from April 1996 to May 1999, Mr. Giffoni served as president of NutraCorp Scientific, Inc., a dietary supplement company marketing and selling nutritional products worldwide. From January 1983 to March 1996, Mr. Giffoni founded and served as president of Giffoni Development Company. Under Mr. Giffoni’s direction the company profitably developed and sold multi-million dollar residences in Southern California. From 1980 through 1983 Mr. Giffoni served as an advertising manager of Herald Community Newspapers supervising advertising insert flow into fifteen local newspapers throughout Southern California. Prior to working for the Los Angeles based Herald Community Newspapers, from 1972 through 1979, Mr. Giffoni served as adverting director of the Las Virgenes Enterprise Newspaper Group and co-founded the weekly newspaper Malibu Surfside News. Mr. Giffoni earned a Bachelor of Arts in Communications from California State University at Northridge. Mr. Giffoni is a former professional baseball player for the Kansas City Royals Professional Baseball Club and is a commercially-rated helicopter pilot. Mr. Giffoni’s role as a founding member of the Company, his experience in sales and marketing and his background in business development leads us to conclude that he would make significant contributions as a director.

Maurice J. DeWald

Mr. DeWald has served as a director since February 2011 and as Chairman of the Board of Directors since October 2011 when he replaced our former Chairman Elizabeth Charuvastra who passed away on September 26, 2011. Since June 1992, Mr. DeWald has served as the chairman and chief executive officer of Verity Financial Group, Inc., a financial advisory firm with a primary focus on the healthcare and technology sectors. Mr. DeWald also serves as a director of Mizuho Corporate Bank of California, as non-executive Chairman of Integrated Healthcare Holdings, Inc. and Healthcare Trust of America, Inc. Mr. DeWald also previously served as a director of Tenet Healthcare Corporation, ARV Assisted Living, Inc. and Quality Systems, Inc. From 1962 to 1991, Mr. DeWald worked with the international accounting and auditing firm of KPMG, LLP, where he served at various times as an audit partner, a member of the board of directors and managing partner of the Orange County, California, Los Angeles, California and Chicago offices. Mr. DeWald has served as chairman and director of both the United Way of Greater Los Angeles and the United Way of Orange County California. Mr. DeWald holds a Bachelor of Arts degree in Accounting and Finance from the University of Notre Dame and is a member of its Mendoza School of Business Advisory Council. Mr. DeWald is a Certified Public Accountant (inactive), and is a member of the California Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. DeWald’s experience as a director of companies focused on health care, which familiarized him with the regulatory framework within which we work, as a financial advisor to the healthcare industry as well as his education and experience in accounting leads us to conclude that he would make significant contributions as a director.

Donald J. Webster

Mr. Webster has served as a director since February 2011. Prior to assuming his current responsibilities, from July 1977 to September 2003, Mr. Webster served in various positions at Chevron Corporation, an international energy company, including, most recently, as general manager of procurement. Mr. Webster also served in production operations management, new business opportunities assessment, and supply chain management in the United States and abroad during his tenure at Chevron. Mr. Webster has directed complex oil and gas operations in various developing countries. He also had responsibility for the development and implementation of supply chain and contracting strategies for the Chevron Corporation. When he served as general manager of supply chain management, Mr. Webster was responsible for leading improvements in Chevron’s $6 billion annual spending on supplies and services and also directed several company-wide strategic sourcing initiatives. As general manager of supply chain management at the corporate level, Mr. Webster guided in-depth internal reviews of Chevron’s shared financial services activities (including Chevron’s in-house credit card business), business and real estate company. In March 2004, Mr. Webster founded Webster Consulting Services, LLC, which provides general, operational management and supply chain guidance for firms in various industries. Mr. Webster is a member of the Institute of Supply Management and is accredited as a certified purchasing manager by the Institute for Supply Management. He is a past President and Director of the Lions Camp Horizon Foundation and the current President and Director of the Lahari Foundation. Mr. Webster holds a Bachelor of Engineering degree in chemical engineering from McMaster University in Hamilton, Ontario. Mr. Webster’s experience in supply chain management, production operations management and business consulting in a variety of industries leads us to conclude that he would make significant contributions as a director.

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Arthur R. Nemiroff

Mr. Nemiroff has served as a director since February 2011. Prior to assuming his current responsibilities, from December 1990 to June 2010, Mr. Nemiroff was a partner of the accounting and auditing firm of BDO, USA LLP, where he served at various times as an audit and assurance partner, national director of the healthcare advisory services, concurring review partner on complex engagements and from 1990 until 1998 as Managing Partner of the Los Angeles office. While a partner at BDO, Mr. Nemiroff was recognized as “Partner of the Year” in 1992 and received the “Chairman’s Award” in 2000. From 1999-2012, Mr. Nemiroff has served as a director and a member of the audit committee of City of Hope, a national medical center. Additionally, Mr. Nemiroff has served as a member of the board of directors of the Beckman Research Institute, a division of the City of Hope since 2012. Mr. Nemiroff holds a Bachelor of Science degree in Business Administration from the University of California at Los Angeles. Mr. Nemiroff’s experience as a partner in a leading accounting firm, where he primarily focused on the healthcare industry, and his experience with the changing regulatory environment lead us to conclude that he would make significant contributions as a director.

Thomas R. Wenkart, M.D.

Dr. Wenkart has served as a director since March 2014. Dr. Wenkart established Macquarie Health Corporation in Sydney, Australia in 1976 and currently serves as its Chief Executive Officer and Chairman of the Board. Macquarie Health Corporation operates a hospital services division and a medical equipment division. With 5 private hospitals, Macquarie Health Corporation is one of the largest private hospital operators in Sydney. The medical equipment division is the technology arm of Macquarie and is active in research, design, manufacture and sale of ECG monitoring equipment and other innovative products in Australia with worldwide distribution including Europe, China and South-East Asia. Dr. Wenkart received a medical degree from the Sydney University School of Medicine in 1968. He went to Royal Newcastle Hospital and entered General Practice and the world of medical computing in 1970. Dr. Wenkart’s extensive background in medical computing, electronic health records, biomedical technology, operations and management systems combined with his experience as the founder of Macquarie Health Corporation leads us to conclude that he would make significant contributions as a director.

Kerry N. Weems

Mr. Weems served as a director of the Company from August 7, 2012 to May 8, 2013. Mr. Weems has been Chief Executive Officer of TwinMed, LLC since December 16, 2013. Mr. Weems previously served as the vice president and general manager of Health Solutions Sector at General Dynamics Information Technology, Inc. from October 2011 to November 2013. In this position, Mr. Weems provided executive leadership to more than 4,500 health and health information technology professionals providing solutions in fraud detection and prevention, quality and pay for performance, system and infrastructure modernization, integrated contact centers and data analytics. Prior to joining General Dynamics Information Technology, Mr. Weems led Vangent, Inc.’s (“Vangent”) Health Division from August 2009 to December 2009. Vangent was acquired by General Dynamics in September 2011 after which he took on his current title at General Dynamics. Prior to Vangent, Mr. Weems served 28 years with the federal government and served as an Administrator of the Centers for Medicare and Medicaid Services and Vice Chairman of the American Health Information Community, where he implemented the Medicare e-prescribing program, began pilot projects for electronic health records and personal health records, and instituted a number of landmark payment reforms, including non-payment for certain medical errors. Mr. Weems served in a number of senior positions at the Department of Health and Human Services, including Deputy Chief of Staff, Chief Financial Officer and Chief Budget Officer, where he oversaw a budget exceeding $700 billion. While at HHS, he led the implementation of the largest and most successful automated financial management system in government, the Unified Financial Management System. Mr. Weems served in both Republican and Democratic administrations and received the highest award for civilian employees, the Presidential Rank award, from Presidents Clinton and Bush. Mr. Weems has a Masters of Business Administration from the University of New Mexico and Bachelor degrees in Philosophy and Management from New Mexico State University. Mr. Weems’ extensive background in the private and public healthcare sector, as well as his education and experience in and finance and administration leads us to conclude that he would make significant contributions as a director.

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Paul F. Pelosi, Jr.

Mr. Paul F. Pelosi, Jr., has nearly 20 years of experience in advising companies in the areas of finance, infrastructure, sustainability and public policy. For more than the past five years, Mr. Pelosi has been a private investor and an independent adviser to emerging and Fortune 500 companies. Since February 2008, Mr. Pelosi has been an advisor to several institutions including NASA Ames Research Center and AirPatrol Corporation. Mr. Pelosi served as Managing Director of Global Emerging Markets North America, Inc. at Global Emerging Markets Ltd. Mr. Pelosi started his career at Montgomery Securities. He served many years with InfoUSA Corporation, Bank of America Securities, Bank of America Countrywide and JP Morgan - Chase Manhattan, where he worked in corporate finance, institutional sales and the mortgage industry. Mr. Pelosi serves as a Director of Astrobotic Technology Inc. and LookSmart, Ltd. and as a Founding Member of Cisco Connected Urban Development. Mr. Pelosi has been a Member of the California State Bar since 1996, and has maintained a real estate broker’s license since 2002. Mr. Pelosi holds three degrees from Georgetown University: a Bachelor of Arts in History, a Juris Doctorate with an emphasis in International Business and a Masters in Business Administration. Mr. Pelosi’s extensive background in the public securities markets and in working with emerging companies, as well as his education and experience in business law and public policy leads us to conclude that he would make significant contributions as a director.

Vote Required

The election of each Director Nominee requires the affirmative vote (a vote “FOR”) of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting. Abstention and broker non-votes will have no effect on the result of the vote. Proxy cards that are properly executed and returned without direction will be disregarded for this proposal.

Corporate Governance

Director Independence

Although the Company’s securities are not listed on any national securities exchange and we are therefore not required to have a majority of independent directors, we apply the Nasdaq Stock Market LLC’s (“Nasdaq”) standard for independent directors to determine which, if any, of our directors are independent pursuant to such definition. Nasdaq defines an independent director generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has determined that Maurice J. DeWald, Donald J. Webster, Arthur R. Nemiroff,  Dr. Thomas Wenkart,  Kerry N. Weems and Paul F. Pelosi, Jr. are “independent directors” as such term is defined by Nasdaq Marketplace Rule 5605(a)(2).

Committees and Meetings of the Board

The Board met on seven occasions and took action by written consent on thirteen occasions during the fiscal year ended December 31, 2013. During the time served as a director during 2013, each of the directors attended at least 80% of the meetings held by the Board. There are three permanent committees of the Board: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, our Board adopted a written charter for the Audit Committee which is available, free of charge, from the Company by writing to the Secretary at Targeted Medical Pharma, Inc., at 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077, calling (310) 474-9809 or visiting our website at www.tmedpharma.com/docs/ir-docs/TMP-Charter_of_the_Audit_Committee_1_2013.pdf.

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Mr. Nemiroff serves as Chairperson of the Audit Committee and Messrs. Webster, DeWald and Wenkart serve as members of the Audit Committee. Our Board has determined that Mr. Nemiroff is an “audit committee financial expert.” The Audit Committee is required to report regularly to the Board to discuss any issues that arise with respect to the quality or integrity of our financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the internal audit function.

The Audit Committee met on six occasions during the fiscal year ended December 31, 2013. Each of the members of the Audit Committee attended 100% of the meetings held by the Audit Committee during the time each director served as a member of the committee.

Nominating and Corporate Governance Committee

Mr. Webster serves as Chairperson of the Nominating and Corporate Governance Committee and Messrs. Nemiroff, DeWald and Wenkart serve as members of the Nominating and Corporate Governance Committee. The principal duties and responsibilities of our nominating committee are to identify qualified individuals to become board members, recommend to the Board individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the Board our corporate governance guidelines. The Corporate Governance and Nominating Committee has adopted a written charter, a copy of which is available, free of charge, from the Company by writing to our Secretary at Targeted Medical Pharma, Inc., at 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077, calling (310) 474-9809 or by visiting our website at www.tmedpharma.com/docs/ir-docs/TMP-2013_Nominating_and_Corporate_Governance_Committee_Charter.pdf.

The Board believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that its directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Corporate Governance and Nominating Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance.

The Nominating and Corporate Governance Committee met on two occasions during the fiscal year ended December 31, 2013. Each of the members of the Nominating and Corporate Governance Committee attended 100% of the meetings held during the time each director served as a member of the committee.

Each of the nominees for election at this Meeting was recommended by the Board.

Compensation Committee

The Compensation Committee is responsible for establishing and reviewing the appropriate compensation of our directors and executive officers, for reviewing employee compensation plans and for considering and making grants and awards under, and administering, our equity incentive plans. Dr. Wenkart serves as chairperson of the Compensation Committee and Messrs. DeWald, Nemiroff and Webster serve as members on the Compensation Committee. Among other functions, the Compensation Committee oversees the compensation of our chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof.

The Compensation Committee has adopted a written charter, a copy of which is available, free of charge, from the Company by writing to our Secretary at Targeted Medical Pharma, Inc., at 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077, calling (310) 474-9809 or by visiting our website at www.tmedpharma.com/docs/ir-docs/TMP-Charter-of-the-Compensation-Committee.pdf.

The Compensation Committee met on four occasions during the fiscal year ended December 31, 2013. Each of the members of the Compensation Committee attended 100% of the meetings held by the Compensation Committee during the time such director served as a member of the committee.

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Attendance Policy

The Company does not have a policy with regard to Board members’ attendance at annual meetings. Board members are strongly encouraged to attend each annual meeting and be prepared to discuss the business presented. A Board member’s record of attendance will be considered with respect to recommendation of the renewal of a Board term or future assignment to a committee. All of our Board members were in attendance at our 2013 annual meeting.

Board Leadership Structure and Role in Risk Oversight

Through the Audit, Compensation, Nominating and Corporate Governance Committees, our independent directors who are members thereof provide strong independent leadership for each of those committees.

Code of Ethics and Code of Conduct for Executive Officers and Directors

We adopted a Code of Ethics and a Code of Conduct for Executive Officers and Directors, both of which are available on our internet web site (at www.tmedpharma.com/corporate-governance) and will be provided in print without charge to any stockholder who submits a request in writing to Targeted Medical Pharma, Inc., 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077, Attention: Secretary. The Code of Conduct for Executive Officers and Directors applies to each director and executive officer, including the Chief Financial Officer and Chief Executive Officer. This Code of Ethics provides principles to which these executive officers are expected to adhere and which they are expected to advocate. The principles of the Code of Ethics are aligned to and apply to those officers in addition to the Code of Conduct.

Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to: Targeted Medical Pharma, Inc., 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077, Attention: Maurice J. DeWald. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the chairperson of the Corporate Governance and Nominations Committee. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.

Director Compensation for 2013

Our Board of Directors has determined not to pay any cash fees to our non-independent directors, nor will we pay their expenses for attending board meetings. In fiscal 2013 independent directors earned an annual fee of $24,000, $2,000 for each board meeting they attended, of which there were seven, $1,000 for each in-person board committee meeting attended, of which there were ten, and $750 for each telephonic board committee meeting attended, of which there were two. Mr. DeWald earned $8,000 for acting as Non-executive Chairman of the Board, Mr. Nemiroff received $5,000 for acting as Chairman of the audit committee, Mr. Webster received $1,500 for acting as Chairman of the nominating committee and Mr. Weems received $1,058 for acting as Chairman of the compensation committee.

In addition, Messrs. DeWald, Nemiroff and Webster were granted, in two grants, options to purchase a total of 75,000 shares of Targeted Medical Pharma, Inc. common stock, all of which vested during 2013. These options have exercise prices of $1.02 and $1.50 per share, as reflected in the table below. Independent directors were also entitled to a grant of 25,000 restricted shares of common stock, which were issued subsequent to December 31, 2013. The restricted shares of common stock were valued at an average per share value of $1.02. The options and the shares of common stock were granted pursuant to and are subject to the 2011 Stock Incentive Plan.

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	Fees earned			All other
	or paid in	Stock	Option	compensation
Name	cash ($)	awards ($)	awards ($)	($)	Total ($)
Maurice J. DeWald	56,000	25,500	65,569	—	147,069
Donald J. Webster	51,000	25,500	65,569	—	93,965
Arthur R. Nemiroff	54,500	25,500	65,569	—	96,965
Kerry Weems	21,518	—	50,541	—	76,430

Outstanding Equity Awards for Directors

OUTSTANDING EQUITY AWARDS AT APRIL 28, 2014

OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Market Value of Unexercised Options ($)

	50,000	—	—	2.55	2/11/2021	—
Maurice J. DeWald	25,000	—	—	1.00	8/6/2022	—
	50,000	—	—	1.50	3/7/2023	—
	25,000	—	—	1.02	7/22/2023	—

	50,000	—	—	2.55	2/11/2021	—
	7,395	—	—	3.38	7/29/2021	—
Donald J. Webster	25,000	—	—	1.00	8/6/2022	—
	50,000	—	—	1.50	3/7/2023	—
	25,000	—	—	1.02	7/22/2023	—

	50,000	—	—	2.55	2/11/2021	—
Arthur R. Nemiroff	25,000	—	—	1.00	8/6/2022	—
	50,000	—	—	1.50	3/7/2023	—
	25,000	—	—	1.02	7/22/2023	—

Limitation of Liability and Indemnification of Directors and Officers

Our amended and restated certificate of incorporation limits the liability of our directors and officers for any liability arising from an action to which such persons were party by reason of the fact that they were serving our company or another enterprise at our request to the fullest extent permitted by Section 145 of the DGCL.

The first paragraph of Article Tenth of the Company’s amended and restated certificate of incorporation provides: “To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agent of the Corporation (and any other persons to which General Corporation Law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law.” Our amended and restated bylaws further provide that any indemnification shall be made by us in connection with a proceeding (or part thereof) initiated by a director or officer with a right to indemnification only if (i) such proceeding (or part thereof) was authorized or ratified by our Board of Directors, (ii) such indemnification is expressly required to be made by law, and (iii) we provide the indemnification, in our sole discretion, pursuant to the powers vested in us under applicable law.

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Pursuant to our amended and restated bylaws, our directors and officers shall, to the fullest extent not prohibited by law, also have the right to receive an advancement of expenses incurred in defending any proceeding in advance of its final disposition. To the extent required under the DGCL, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such individual, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to us of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such director or officer is not entitled to be indemnified for such expenses.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Certain Relationships and Related Transactions

The following is a description of transactions that were entered into with our executive officers, directors or 5% stockholders during the past two fiscal years. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. All future related party transactions will be approved by our audit committee or a majority of our independent directors who do not have an interest in the transaction and who will have access, at our expense, to our independent legal counsel. Information about employment agreements, including grants of options to purchase our common stock, entered into with our executive officers is included in the section of this Annual Report titled “Executive Compensation”.

The fair value of warrants issued in connection with certain loans made by related parties during the years ended December 31, 2012 and 2011 was determined using the Black Scholes Option Pricing Model with the following assumptions:

Stock price	$0.61 – $2.55
Risk free interest rate	0.85% – 0.95%
Expected life (in years)	5
Volatility	97%
Expected dividend yield	0%

As of April 28, 2014, included in the Company’s outstanding warrants are 2,423,965 warrants that were issued to a related party over the period from August 2011 through July 2012 at exercise prices ranging from $1.00 to $3.38. The warrants are reflected in the following table:

		Number of	Exercise	Expiration
Issue Date	Issued to (a)	Warrants	Price	Date

8/19/2011	William Shell Survivor’s Trust	43,568	$3.38	8/9/2016
9/1/2011	William Shell Survivor’s Trust	23,237	$3.38	9/1/2016
9/23/2011	William Shell Survivor’s Trust	15,104	$3.38	9/23/2016
9/28/2011	William Shell Survivor’s Trust	58,091	$3.38	9/28/2016
10/17/2011	William Shell Survivor’s Trust	50,296	$3.38	10/17/2016
10/20/2011	William Shell Survivor’s Trust	36,982	$3.38	10/20/2016
11/8/2011	William Shell Survivor’s Trust	35,503	$3.38	11/8/2016
11/22/2011	William Shell Survivor’s Trust	41,420	$3.38	11/22/2016
12/7/2011	William Shell Survivor’s Trust	34,024	$3.38	12/7/2016
1/4/2012	William Shell Survivor’s Trust	8,876	$3.38	1/4/2017
1/18/2012	William Shell Survivor’s Trust	7,396	$3.38	1/18/2017
1/19/2012	William Shell Survivor’s Trust	29,586	$3.38	1/19/2017
1/31/2012	William Shell Survivor’s Trust	59,172	$3.38	1/31/2017
2/1/2012	William Shell Survivor’s Trust	73,964	$3.38	2/1/2017
2/15/2012	William Shell Survivor’s Trust	59,172	$3.38	2/15/2017
2/29/2012	William Shell Survivor’s Trust	71,006	$3.38	3/1/2017
3/15/2012	William Shell Survivor’s Trust	22,189	$3.38	3/15/2017
3/28/2012	William Shell Survivor’s Trust	44,379	$3.38	3/28/2017
6/22/2012	William Shell Survivor’s Trust	250,000	$1.00	4/11/2017
6/22/2012	William Shell Survivor’s Trust	100,000	$1.00	4/19/2017
6/22/2012	William Shell Survivor’s Trust	200,000	$1.00	4/26/2017
6/22/2012	William Shell Survivor’s Trust	150,000	$1.00	5/2/2017
6/22/2012	William Shell Survivor’s Trust	110,000	$1.00	5/10/2017
6/22/2012	William Shell Survivor’s Trust	220,000	$1.00	5/24/2017
6/22/2012	William Shell Survivor’s Trust	190,000	$1.00	5/25/2017
6/22/2012	William Shell Survivor’s Trust	175,000	$1.00	6/13/2017
6/27/2012	William Shell Survivor’s Trust	220,000	$1.00	6/27/2017
7/5/2012	William Shell Survivor’s Trust	95,000	$1.00	7/5/2017
	Total	2,423,965

(a) On December 21, 2012, the Elizabeth Charuvastra and William Shell Family Trust dated July 27, 2006 and amended September 29, 2006 assigned 100% of its interests in the warrants to the William Shell Survivor’s Trust. William E. Shell, M.D. is the Chief Executive Officer of the Company.

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The following table summarizes the status of the Company’s outstanding notes as of April 28, 2014.

		Original	Outstanding
		Note	Note	Principal	Interest	Date
Date	Issued to (a)	Amount	Amount	Payments	Rate	Payable

01/31/11	William Shell Survivor’s Trust	$293,334	$—	$293,334	6.00%	On Demand
01/31/11	Giffoni Family Trust	146,666	—	146,666	6.00%	12/1/2012
05/04/11	William Shell Survivor’s Trust (b)	200,000	—	200,000	3.25%	On Demand
05/04/11	Giffoni Family Trust	100,000	—	100,000	3.25%	5/4/2016
06/12/11	William Shell Survivor’s Trust (b)	200,000	—	200,000	3.25%	On Demand
06/12/11	Giffoni Family Trust	100,000	54,080	45,920	3.25%	6/12/2016
06/18/11	William Shell Survivor’s Trust (b)	150,000	—	150,000	3.25%	On Demand
08/19/11	William Shell Survivor’s Trust (b)	150,000	—	150,000	3.95%	On Demand
09/01/11	Lisa Liebman (d)	80,000	80,000	—	3.95%	On Demand
09/23/11	William Shell Survivor’s Trust	52,000	—	52,000	3.95%	On Demand
09/28/11	William Shell Survivor’s Trust (b)	200,000	—	200,000	3.95%	On Demand
10/17/11	Lisa Liebman	170,000	170,000	—	3.95%	On Demand
10/20/11	William Shell Survivor’s Trust	125,000	—	125,000	3.95%	On Demand
11/08/11	Lisa Liebman	120,000	120,000	—	3.95%	On Demand
11/22/11	William Shell Survivor’s Trust	140,000	—	140,000	3.95%	On Demand
12/07/11	William Shell Survivor’s Trust	115,000	—	115,000	3.95%	On Demand
01/04/12	Lisa Liebman	30,000	30,000	—	3.95%	On Demand
01/18/12	William Shell Survivor’s Trust (b)	25,000	—	25,000	3.95%	On Demand
01/19/12	Lisa Liebman	100,000	100,000	—	3.95%	On Demand
01/31/12	William Shell Survivor’s Trust (c)	200,000	—	200,000	3.95%	On Demand
02/01/12	William Shell Survivor’s Trust (c)	250,000	—	250,000	3.95%	On Demand
02/15/12	William Shell Survivor’s Trust (c)	200,000	—	200,000	3.95%	On Demand
02/29/12	William Shell Survivor’s Trust	240,000	192,566	47,434	3.95%	On Demand
03/15/12	William Shell Survivor’s Trust (b)	75,000	—	75,000	3.95%	On Demand
03/28/12	William Shell Survivor’s Trust (c)	150,000	—	150,000	3.95%	On Demand
04/11/12	William Shell Survivor’s Trust	250,000	250,000	—	3.95%	On Demand
04/19/12	William Shell Survivor’s Trust	100,000	100,000	—	3.95%	On Demand
04/26/12	William Shell Survivor’s Trust (c)	200,000	—	200,000	3.95%	On Demand
05/02/12	William Shell Survivor’s Trust	150,000	150,000	—	3.95%	On Demand
05/10/12	William Shell Survivor’s Trust	110,000	110,000	—	3.95%	On Demand
05/24/12	William Shell Survivor’s Trust	220,000	220,000	—	3.95%	On Demand
05/25/12	William Shell Survivor’s Trust	190,000	190,000	—	3.95%	On Demand
06/13/12	William Shell Survivor’s Trust	175,000	175,000	—	3.95%	On Demand
06/27/12	William Shell Survivor’s Trust	220,000	220,000	—	3.95%	On Demand
07/05/12	William Shell Survivor’s Trust	95,000	95,000	—	3.95%	On Demand
07/20/12	AFH Holding and Advisory (e)	585,448	—	585,448	8.50%	7/20/2014
10/12/12	William Shell Survivor’s Trust	7,000	7,000	—	3.95%	On Demand
12/04/12	William Shell Survivor’s Trust	50,000	50,000	—	12.00%	On Demand
12/07/12	William Shell Survivor’s Trust	100,000	100,000	—	12.00%	On Demand
		$6,064,448	$2,413,646	$3,650,802

(a)	On December 21, 2012, the Elizabeth Charuvastra and William Shell Family Trust Dated July 27, 2006 and Amended September 29, 2006 (the “EC and WS Family Trust”) assigned 100% of its interest in its notes to the William Shell Survivor’s Trust. The William Shell Survivor’s Trust then assigned its interest in certain of the notes to Lisa Liebman. The notes assigned to Lisa Liebman represent $500,000 in original note amount. William E. Shell is Chief Executive Officer of the Company.

(b)	These notes were converted into an aggregate of 584,795 shares of the Company’s common stock on June 3, 2013.

(c)	These notes were converted into an aggregate of 1,184,834 shares of the Company’s common stock on November 25, 2013.

(d)	Lisa Liebman is married to William E. Shell. M.D., Chief Executive Officer of the Company.

(e)	Mr. Amir F. Heshmatpour is the managing partner of AFH Holding and Advisory and may be considered to have beneficial ownership of AFH Advisory’s interests in the Company. A portion of this promissory note, in the amount of $287,648, was converted into 287,648 shares of the Company’s common stock on April 12, 2013.

On June 22, 2012 the terms of all notes originally payable to the EC and WS Family Trust were modified to make the principal payable on demand and accrued interest payable on a quarterly basis. The Company recorded any remaining note discount as of June 22, 2012. As noted above those notes were assigned by a successor trust to the William Shell Survivor’s Trust. On December 21, 2012 the William Shell Survivor’s Trust assigned notes Totaling $500,000 in original note amount to his wife Lisa Liebman.

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Beneficial Ownership of Certain Beneficial Owners.

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 28, 2014 (1) by each person who is known by us to own beneficially more than 5% of our outstanding common stock, (2) by each of our directors and nominees for director, (3) by each Named Executive Officer identified below in the “Summary Compensation Table,” and (4) by all of our executive officers and directors as a group.

Beneficial ownership has been determined in accordance with SEC rules, which generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the power to vote or dispose of those securities.

SEC rules also treat as beneficially owned all shares that a person would receive upon exercise or conversion of stock options, warrants or other securities or rights held by that person that are immediately exercisable or convertible, or exercisable or convertible within 60 days of the determination date, which in our case is April 21, 2014. Such shares are deemed to be outstanding for the purpose of computing the number of shares beneficially owned and the percentage ownership of the person holding such options, warrants securities or other rights, but these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. On April 21, 2014, there were 26,422,847 shares of our common stock issued and outstanding and no shares of preferred stock issued and outstanding.

	Beneficial Ownership
			Number of Shares
			Subject to Options
	Number of		and Warrants
	shares of		Exercisable as of
	Common Stock		April 28, 2014 or
	Beneficially		which become
	Owned as of	Percent	Exercisable within
	April 28, 2014	of Class	60 Days of this Date
Greater than 5% Beneficial Owners: (1)
William Shell, M.D. (2)	13,920,486	47.8%	2,673,965
Kim Giffoni (3)	2,730,569	10.3%	—
Thomas R. Wenkart, M.D. (4)	2,423,423	9.2%	—
David S. Silver, M.D. (5)	1,723,169	6.2%	1,402,546

Directors and Named Executive Officers: (1)
William Shell, M.D. (2)	13,920,486	47.8%	2,673,965
Kim Giffoni (3)	2,730,569	10.3%	—
Thomas R. Wenkart, M.D. (4)	2,423,423	9.2%	—
David S. Silver, M.D. (5)	1,723,169	6.2%	1,402,546
Donald J. Webster (6)	211,395	*	157,395
Maurice J. DeWald (7)	204,000	*	150,000
Arthur R. Nemiroff (7)	195,000	*	150,000
Douglas Gintz (8)	55,000	*	55,000
All directors and named executive officers as a group (8 persons)	21,463,042	69.2%	4,588,906

*	Less than 1% of outstanding shares of common stock.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Targeted Medical Pharma, Inc., 2980 Beverly Glen Circle, Suite 301, Los Angeles, California 90077.

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(2)	Includes 600 shares held by William E. Shell, 6,300,215 shares held by the William Shell Survivor’s Trust, 3,553,457 shares held by the Elizabeth Charuvastra Marital Trust, 669,764 shares held by the Elizabeth Charuvastra Exemption Trust, 506,077 shares held by the Elizabeth Charuvastra and William Shell Family Trust, 216,408 shares of Common Stock beneficially owned by family and friends of Dr. Shell over which the Elizabeth Charuvastra and William Shell Family Trust holds voting control; also includes options to purchase 250,000 shares of Common Stock and warrants to purchase 2,423,965 shares of Common Stock held by William Shell Survivor’s Trust. Dr. Shell is the Trustee of the afore-mentioned trusts in this footnote and he is the beneficial owner insofar as voting rights and control thereof.

(3)	Includes 76,021 shares held by Kim Giffoni. Includes 2,654,548 shares held by the Giffoni Family Trust Dated September 26, 2008 (“Giffoni Family Trust”). The address of the Giffoni Family Trust is 245 Paradise Cove Road, Malibu, California 90265. Mr. Giffoni and Ms. Olena B. Giffoni are the Co-Trustees of the Giffoni Family Trust and may both be considered to have beneficial ownership of the Giffoni Family Trust’s interests in the Company. Mr. Giffoni and Ms. Giffoni may be deemed to share voting and dispositive control with respect to the securities owned by the Giffoni Family Trust. Each of Mr. Giffoni and Ms. Giffoni disclaim beneficial ownership of any shares in which each does not have a pecuniary interest.

(4)	Includes 2,023,423 shares held by Derma Medical Systems, Inc. (“Derma”) and 400,000 shares of which are held by Ultera Pty Ltd ATF MPS Superannuation Fund (“Ultera”). The address of Derma and Ultera is 301 Catherine Street Leichhardt NSW 2040 Australia. Dr. Wenkart is the owner and President of Derma and owner and Director of Ultera and he is the beneficial owner insofar as voting rights and control thereof.

(5)	Includes options to purchase 1,402,546 shares of Common Stock. Includes 182,623 shares held by the Silver Family Trust and 138,000 shares held by Dr. Silver’s children. Dr. Silver has voting and dispositive control with respect to all these shares. Dr. Silver disclaims beneficial ownership of any shares in which he does not have a pecuniary interest.

(6)	Includes options to purchase 157,395 shares of Common Stock.

(7)	Includes options to purchase 150,000 shares of Common Stock.

(8)	Includes options to purchase 55,000 shares of Common Stock.

Executive Officers

Our current executive officers are as follows:

		Position and Offices	Served as an
Name	Age	Held with the Company	Officer Since
William E. Shell, M.D.	71	Chief Executive Officer, Chief Science Officer and Director	2000
David S. Silver, M.D.	48	President and Chief Operating Officer and Director	2011
Kim Giffoni	62	Executive Vice President of Foreign Sales and Investor Relations and Director	1999
William B. Horne	45	Chief Financial Officer	2013
Douglas P. Gintz	47	Chief Technology Officer	2012

William E. Shell, M.D.

For additional information about Dr. Shell, please see “Information Regarding the Company’s Directors and Nominees” above.

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David S. Silver, M.D.

For additional information about Dr. Silver, please see “Information Regarding the Company’s Directors and Nominees” above.

Kim Giffoni

For additional information about Mr. Giffoni, please see “Information Regarding the Company’s Directors and Nominees” above.

William B. Horne

Mr. Horne has served as the Chief Financial Officer since August 2013. Mr. Horne previously held the position of Chief Financial Officer in various companies in the healthcare and high-tech field, including OptimisCorp, from January 2008 to May 2013, a privately held, diversified healthcare technology company located in Los Angeles, California. Mr. Horne served as the Chief Financial Officer of Patient Safety Technologies, Inc. (OTCBB: PSTX), a medical device company located in Irvine, California, from June 2005 to October 2008 and as the interim Chief Executive Officer from January 2007 to April 2008. In his dual role at Patient Safety Technologies, Mr. Horne was directly responsible for structuring the divestiture of non-core assets, capital financings and debt restructuring. Mr. Horne held the position of Managing Member & Chief Financial Officer of Alaska Wireless Communications, LLC, a privately held, advanced cellular communications company, from its inception in May 2002 until November 2007. Mr. Horne was responsible for negotiating the sale of Alaska Wireless to General Communication Inc. (NASDAQ: GNCMA). From November 1996 to December 2001, Mr. Horne held the position of Chief Financial Officer of The Phoenix Partners, a venture capital limited partnership located in Seattle, Washington. Mr. Horne has also held supervisory positions at Price Waterhouse, LLP and has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University.

Douglas P. Gintz

Mr. Gintz has served as the Chief Technology and Information Officer since January 2012. Mr. Gintz has broad experience delivering technology and content solutions to a wide audience for over 26 years. Specializing in emerging technologies, he’s developed adaptive manufacturing compliance systems and native web applications for Fortune 500 companies and health care. Mr. Gintz also has hands-on experience bringing retail products to market from concept, planning, programming, and package design to marketing. Prior to joining Targeted Medical Pharma, Mr. Gintz founded Global Web Applications LLC where he served as its Chief Executive Officer and lead developer from August 2002 to January 2012. His clientele ranged from start-ups to multinational corporations including Dress Barn (NASDAQ: DBRN) and Roxio, Inc. (NASDAQ: ROXI). From August 1996 to July 2002, Mr. Gintz was employed at Nova Development Corp as a developer and key strategist where he held the positions of Directory of Strategy and Planning, Product Manager and Creative Director. Mr. Gintz oversaw development of their Window’s creativity product lines sold in leading US retail chains including BestBuy, Staples and Costco. During his employ, Mr. Gintz managed the Web and Design Departments, Product Marketing Group while supervising domestic and overseas programmers. Mr. Gintz has earned a Bachelor of Arts from California State University, Northridge with an emphasis in Design..

Summary Executive Compensation Table

The following table sets forth compensation paid by us for the years indicated to the individuals who served as our Chief Executive Officer and Chief Scientific Officer, President and Chief Operating Officer, Executive Vice President of Foreign Sales and Investor Relations, Chief Financial Officer and Chief Technology Officer during the year ended December 31, 2013. There were no other executive officers serving as of December 31, 2013. These individuals are referred to as our “Named Executive Officers.”

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SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	All Other Compensation ($)	Total ($)

William E. Shell, MD,	2013	476,218	0	0	131,766	0	607,984
Chief Executive Officer and Chief Scientific Officer (2)	2012	469,085	0	0	39,816	0	508,901

David S. Silver, MD,	2013	437,750	0	0	303,291	181,000	922,041
President and Chief Operating Officer (3)	2012	425,000	0	0	39,816	346,000	810,816

Kim Giffoni,	2013	476,218		0	0	0	476,218
Executive Vice President of Foreign Sales and Investor Relations (2)	2012	469,085	0	0	0	0	469,085

Amir Blachman,	2013	269,307	50,000	0	17,569	0	336,876
VP of Strategy and Operations and Chief Compliance and Ethics Officer (4)	2012	192,731	0	0	0	0	192,731

William B. Horne, Chief Financial Officer (5)	2013	69,519	0	0	72,558	0	142,077

Douglas P. Gintz,	2013	180,000	0	0	73,829	0	253,829
Chief Technology and Information Officer (6)	2012	162,692	0	0	0	0	162,692

(1)	Represents the grant date fair value determined in accordance with Accounting Standards Codification (“ASC”) 718 Share Based Payments, for the warrants and stock option awards granted to our named executive officers for the periods presented.

(2)	During December 2012 Dr. Shell and Mr. Giffoni began deferring the payment of their salaries. During 2012 and 2013 Dr. Shell deferred $36,394 and $476,218, respectively. During 2012 and 2013 Mr. Giffoni deferred $36,394 and $413,719, respectively.

(3)	Other compensation for Dr. Silver for 2013 includes $175,000 in non-recoverable base commission payments and $6,000 for an automobile allowance. Other compensation for 2012 includes $175,000 in non-recoverable base commission payments, $165,000 for expenses of the Silver Medical Practice related to his scientific and clinical work for the Company, and $6,000 for an automobile allowance.

(4)	Mr. Blachman ceased employment with the Company on December 31, 2013. Mr. Blachman’s 2013 salary includes an amount of $48,461 related to the payout of unused vacation time.

(5)	Mr. Horne’s employment with the Company began on August 19, 2013.

(6)	Mr. Gintz’ employment with the Company began on January 23, 2012.

Agreements with Company Insiders

We entered into employment agreements with each of Dr. Shell and Mr. Giffoni (the “Company Insiders”), each dated June 1, 2010 and amended on January 31, 2011, pursuant to which they serve as our Chief Executive Officer and Executive Vice President of Foreign Sales and Investor Relations, respectively.

Pursuant to their employment agreements, each of the Company Insiders terms of employment will continue to December 31, 2014. The agreements provide for each Company Insider to receive an initial annual base salary of $450,000, subject to cost of living increases not to exceed 5% annually. In addition, the employment agreements provide that the Company Insiders’ annual base salary shall be subject to increase in the event stated EBITDA thresholds are achieved. The Company Insiders are also eligible for discretionary annual cash bonuses as determined by the Board.

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Each Company Insider is entitled to receive options to purchase 500,000 shares of our Common Stock and annual base salary and benefits for the longer of the remaining term of the employment agreement or 30 months in the event the Company Insider is terminated without cause by us or with cause by the Company Insider. We would have cause to terminate the employment relationship upon (i) a Company Insider’s conviction of or a plea of nolo contendere for the commission of a felony or (ii) the Company Insider’s willful failure to substantially perform the Company Insider’s duties under the employment agreement. A Company Insider will have cause to terminate the employment relationship with us in the event any of the following circumstances are not remedied within 30 days of our receipt of a notice of termination from the Company Insider: (i) a material change in the Company Insider’s duties or a material limitation of the Company Insider’s powers; (ii) a failure to elect the Company Insider to the management position specified in such Company Insider’s employment agreement or a reduction of the Company Insider’s annual base salary; (iii) our failure to continue in effect any benefit plan in effect upon the execution of the initial employment agreement, (iv) a material breach by us of the employment agreement and (v) a change in control (which is defined in the Company Insiders’ employment agreements). Amendment No. 1 to each of the Company Insiders’ employment agreements deleted the change in control provisions. The Addendum to each of the Company Insiders’ employment agreements requires that the Company pay the Company Insiders, after the date of termination, any base salary, reimbursable expenses and any paid time off accrued or owed for a period of 18 months.

Pursuant to the employment agreements, the Company Insiders are also entitled to receive incentive stock options ranging from 7,394 options to 110,917 options, each at an exercise price of $3.45 per share (which numbers have been adjusted for the Reorganization), in the event we achieve certain EBITDA targets ranging from $50,000,000 to $250,000,000. The Company will grant additional incentive stock options upon achievement of each milestone set forth below. Milestone levels shall be based upon EBIDTA reported in the financial statements during any calendar year. EBIDTA is defined as earnings before taxes, interest, depreciation, and amortization.

EBIDTA	Options
$50,000,000	an option to purchase 7,395 shares Common Stock.
$60,000,000	an option to purchase 11,092 shares Common Stock.
$80,000,000	an option to purchase 11,092 shares Common Stock.
$100,000,000	an option to purchase 14,789 shares Common Stock.
$125,000,000	an option to purchase 14,789 shares Common Stock.
$150,000,000	an option to purchase 14,789 shares Common Stock.
$175,000,000	an option to purchase 22,184 shares Common Stock.
$200,000,000	an option to purchase 73,945 shares Common Stock.
$250,000,000	an option to purchase 110,918 shares Common Stock.

Each employment agreement with the Company Insiders contains an indemnification provision wherein we promise to defend, indemnify, and hold the employee harmless to the fullest extent permitted by law against any and all liabilities incurred by the employee in connection with the Company Insider’s good faith performance of such individual’s employment.

Each employment agreement contains customary non-competition provisions that extend to twelve months following the termination of the Company Insider’s employment with us. The Company Insiders have also agreed to customary terms regarding the protection and confidentiality of trade secrets, proprietary information and technology, designs and inventions.

In the event any Company Insider is not vested with the responsibilities of acting in his or her stated capacity as an executive officer of our Company, and the parties cannot mutually agree upon another suitable position, each Company Insider will continue as an advisor and consultant to us for the remaining term of the agreement and shall be entitled to receive all compensation described above. In such event, each Company Insider’s service as an advisor and consultant to us will be required at such times as shall result in the least inconvenience to the Company Insider with the understanding that the Company Insider may have other business commitments during such consulting period. Nonetheless, during his or her employment as our advisor or consultant, the Company Insider shall not directly or indirectly compete with us.

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David S. Silver, MD

On December 21, 2011, we entered into an employment agreement (the “Silver Employment Agreement”) with David Silver, MD, a director of the Company, pursuant to which Dr. Silver began to serve as Executive Vice President of Medical and Scientific Affairs of the Company for a term (the “Silver Term”) that commenced on November 28, 2011 (the “Silver Effective Date”) and which will terminate on December 31, 2014. Currently Dr. Silver serves as our President and Chief Operating Officer.

Pursuant to the Silver Employment Agreement, Dr. Silver receives an initial base salary (the “Silver Base Salary”) of $425,000 per year and a non-recoverable Base Commission of $175,000 per year (the “Silver Base Commission”). Effective January 1, 2013 and for each calendar year of the Silver Term thereafter, the Silver Base Salary shall be increased by the greater of (i) 3% or such greater percentage as determined by the Board of Directors and (ii) an annual inflation adjustment equivalent to the inflation adjustment applied to the base salary of the Chief Executive Officer. Dr. Silver is also eligible to earn a cash or equity bonus (the “Silver Bonus”) for each calendar year of his employment during which he is employed for at least three months, which Silver Bonus shall be determined in the sole discretion of the Board of Directors or a designated committee thereof. Dr. Silver also receives a monthly car allowance of $500 and is entitled to participate in benefit plans available to all employees of the Company.

In addition to the Silver Base Salary and the Silver Base Commission, Dr. Silver shall also be entitled to an earned commission (the “Silver Earned Commission” and, together with the Silver Base Commission, the “Silver Commissions”) calculated as a percentage of the gross collectable revenue as specified in the table below from certain projects specified in the Silver Employment Agreement and presented by Dr. Silver prior to or during the Silver Term:

Gross Collectable Revenue	Percentage
$2,500,001 to $5,000,000	7%
$5,000,000 to $10,000,000	6%
$10,000,001 to $15,000,000	5%
$15,000,001 to $20,000,000	4%
$20,000,000 and above	3%

In the event of any termination, Dr. Silver is entitled to receive all accrued and owing Silver Base Salary, Silver Commissions, reimbursable expenses and accrued vacation through the date of termination (the “Silver Base Termination Payment”). In the event of a termination as a result of Disability (as defined in the Silver Employment Agreement), in addition to the Silver Base Termination Payment, Dr. Silver shall also receive Silver Base Salary for a period of twelve months, continued benefits through the end of the Silver Term and the payment of any Silver Commissions through the end of the Silver Term. In the event of termination as a result of death, in addition to the Silver Base Termination Payment, Dr. Silver’s estate shall be entitled to receive Silver Base Salary for one month and the payment of any Silver Commissions through the end of the Silver Term. In the event of a termination by the Company for any reason other than Cause (as defined in the Silver Employment Agreement), death or disability, in addition to the Silver Base Termination Payment, Dr. Silver shall be entitled to receive Silver Base Salary for eighteen months and the payment of any Silver Commissions on any gross collectible revenue earned through the date of termination for the longer period of: (i) through the end of the Silver Term or (ii) eighteen months after the date of termination. In the event of a termination by Dr. Silver for Good Cause (as defined in the Silver Employment Agreement), in addition to the Silver Base Termination Payment, Dr. Silver shall be entitled to receive Silver Base Salary for eighteen months and the payment of Silver Commissions on any gross collectible revenue earned through the date of termination for the longer period of (i) through the end of the Silver Term or (ii) thirty-six months after the date of termination. In the event of a termination by the Company for Cause, Dr. Silver shall be entitled to receive, in addition to the Silver Base Termination Payment, the payment of any Silver Commissions through the end of the Silver Term on any gross collectible revenue earned through the date of termination.

In connection with the execution of the Silver Employment Agreement, Dr. Silver was granted ten-year options to purchase 400,000 shares of Common Stock (the “Silver Options”) with an exercise price equal to the fair market value per share (as determined in accordance with Section 409A of the Internal Revenue Code). The Silver Options will vest as to 50% of the grant on the Effective Date and will vest as to the remaining 50% on the one-year anniversary of the Effective Date.

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The Silver Employment Agreement contains an indemnification provision wherein the Company promises to defend, indemnify, and hold Dr. Silver harmless to the fullest extent permitted by law against any and all liabilities incurred by Dr. Silver in connection with his good faith performance of his duties and obligations pursuant to the Silver Employment Agreement. Dr. Silver has also agreed to customary terms regarding the protection and confidentiality of trade secrets, proprietary information and technology, designs and inventions.

Amir Blachman

On February 15, 2010, we entered into a letter agreement with Amir Blachman pursuant to which Mr. Blachman would serve as Vice President of Strategy and Operations. On July 28, 2010, we entered into a promotion letter with Mr. Blachman promoting Mr. Blachman to Vice President of Strategic Planning and providing Mr. Blachman with a $140,000 per year salary. On January 31, 2011, the Company entered into an employment agreement with Mr. Blachman in his capacity as Executive Vice President of Strategic Planning. The employment agreement continued through December 31, 2013 and paid Mr. Blachman a base salary of $140,000 with an opportunity to receive performance bonuses at the discretion of management. On April 30, 2012, the Company and Amir Blachman entered into Addendum A to the Employment Agreement between the Company and Mr. Blachman effective as of March 5, 2012. Pursuant to the Addendum, Mr. Blachman’s annual base salary was increased from $140,000 to $210,000 and Mr. Blachman received a bonus of $50,000, which was paid in 2013. Mr. Blachman’s service to the Company ceased on December 31, 2013.

William B. Horne

On August 15, 2013, we entered into an employment agreement with William B. Horne pursuant to which Mr. Horne would serve as our Chief Financial Officer. On December 20, 2013, the Company and Mr. Horne entered into an amendment to the employment agreement between the Company and Mr. Horne (collectively, the “Horne Employment Agreement”). Pursuant to the Horne Employment Agreement, Mr. Horne is entitled to receive a base salary (the “Horne Base Salary”) of $275,000 per year. Mr. Horne is also eligible to earn a cash or equity bonus (the “Horne Bonus”) for each calendar year of his employment. If the Company maintains predetermined cash balances or there is successful resolution of the pending examination of the Company’s 2010 Federal and State Income tax returns, then Mr. Horne shall be entitled to a one-time cash bonus of $50,000. In the event the Company achieves adjusted EBITDA of $2.5 million, $7.5 million and $15 million during the years ended December 31, 2014, 2015 and 2016, respectively (the “EBITDA Targets”), then Mr. Horne shall also be entitled to receive an additional cash bonus of $75,000. If the Company’s adjusted EBITDA is less than the EBITDA Targets, then there shall be a pro-rata reduction in the amount of Mr. Horne’s additional cash bonus. Mr. Horne is entitled to participate in any of the Company’s benefit plans in effect from time to time for employees of the Company. Mr. Horne is entitled to three weeks of paid vacation, to be scheduled and taken in accordance with the Company’s standard vacation policies. In addition, Mr. Horne is entitled to sick leave and holidays at full pay in accordance with the Company’s policies established and in effect from time to time.

In the event of any termination, Mr. Horne is entitled to receive all accrued and owing Horne Base Salary, reimbursable expenses and accrued vacation through the date of termination (the “Horne Base Termination Payment”). In the event of a termination as a result of Disability (as defined in the Horne Employment Agreement), in addition to the Horne Base Termination Payment, Mr. Horne shall also receive Horne Base Salary for a period of six months, continued benefits through the end of the Term or Renewal Term, as the case may be, and continued eligibility to receive the Horne Bonus. In the event of a termination by Mr. Horne for Good Cause (as defined in the Horne Employment Agreement) or by the Company for any reason other than Cause (as defined in the Horne Employment Agreement), in addition to the Horne Base Termination Payment, Mr. Horne shall be entitled to receive Horne Base Salary for three months. In the event of a termination by the Company for Cause, Mr. Horne shall be entitled to receive no additional compensation other than the Horne Base Termination Payment.

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In connection with the execution of the Horne Employment Agreement, upon Mr. Horne’s 90th day of employment he is entitled to be granted seven–year options to purchase 150,000 shares of Common Stock (the “Horne Options”) with an exercise price equal to the fair market value per share (as determined in accordance with Section 409A of the Internal Revenue Code). The Horne Options will vest over four years, 25% per year, on the anniversary of the Effective Date. Mr. Horne is also entitled to receive seven-year options to purchase up to 150,000 shares of Common Stock. Such options will vest over three years, contingent upon the Company meeting the EBITDA Targets. If the Company’s adjusted EBITDA is less than the EBITDA Targets, then there shall be a pro-rata reduction in the amount of options that vest.

The Horne Employment Agreement contains an indemnification provision wherein the Company promises to defend, indemnify, and hold Mr. Horne harmless to the fullest extent permitted by law against any and all liabilities incurred by Mr. Horne in connection with his good faith performance of his duties and obligations pursuant to the Horne Employment Agreement. Mr. Horne has also agreed to customary terms regarding the protection and confidentiality of trade secrets, proprietary information and technology, designs and inventions.

Douglas P. Gintz

On January 6, 2012, we entered into a letter agreement with Douglas P. Gintz pursuant to which Mr. Gintz would serve as our Chief Technology and Information Officer. On January 20, 2014, we increased Mr. Gintz’ annual base salary from $180,000 to $210,000. Mr. Gintz is entitled to participate in any of the Company’s benefit plans in effect from time to time for employees of the Company. Mr. Gintz is entitled to three weeks of paid vacation, to be scheduled and taken in accordance with the Company’s standard vacation policies. In addition, Mr. Gintz is entitled to sick leave and holidays at full pay in accordance with the Company’s policies established and in effect from time to time.

Grants of Plan-Based Awards in Fiscal Year 2013

The following table presents equity awards granted under the 2011 Stock Incentive Plan. Under SEC rules, the values reported in the “Grant Date Fair Value of Stock and Option Awards” column reflect the grant date fair value of grants of stock awards and stock options determined under accounting standards applied by Targeted Medical Pharma, as discussed above.

		Estimated Future Payouts Under Equity and Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	All Other Option Awards: # of Securities	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Stocks or Units (#)	Underlying Options (#)	Awards ($/Sh)	Awards ($)

William E. Shell, M.D.	3/7/2013	—	—	—	—	150,000	1.50	131,766

David Silver, M.D.	3/7/2013	—	—	—	—	150,000	1.50	131,766
	8/6/2013	—	—	—	—	300,000	1.14	171,525

William B. Horne	12/10/2013	—	—	—	—	150,000	0.88	72,558

Douglas P. Gintz	3/7/2013	—	—	—	—	5,000	1.50	4,392
	3/18/2013	—	—	—	—	75,000	1.50	69,437

Outstanding Equity Awards at April 28, 2014

The following table provides information regarding outstanding equity awards held by our Named Executive Officers as of April 28, 2014. Market value for stock options is calculated by taking the difference between the closing price of Targeted Medical common stock on April 28, 2014 ($0.70) and the option exercise price, and multiplying it by the number of outstanding stock options.

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OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Market Value of Unexercised Options ($)

William E. Shell, M.D.	100,000	—	—	1.00	6/22/2022	—
	150,000	—	—	1.50	3/7/2020	—

	275,077	—	—	0.77	5/1/2017	—
	177,469	—	—	3.38	3/20/2020	—
David Silver, M.D.	400,000	—	—	3.38	12/21/2021	—
	100,000	—	—	1.00	6/22/2022	—
	150,000	—	—	1.50	3/7/2020	—
	300,000	—	—	1.14	8/6/2023	—

William B. Horne	—	150,000	—	0.88	12/10/2020	—

Douglas P. Gintz	5,000	—	—	1.50	3/7/2020	—
	50,000	25,000	—	1.50	3/18/2020	—

Pension Benefits and Non-Qualified Deferred Compensation

We do not currently offer a pension benefit plan or any non-qualified deferred compensation plan. For a description of payments required to be made to our Named Executive Officers in connection with a change in control or termination of their employment, see “Agreements with Company Insiders,” above

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires that our directors and executive officers and persons who beneficially own more than 10% of our Common Stock (referred to herein as the “Reporting Persons”) file with the SEC various reports as to their ownership of and activities relating to our Common Stock. Such Reporting Persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon our review of the copies of the forms we have received and representations that no other reports were required, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2013 except as stated below.

	Number	Transactions	Known
	of late	not timely	failures to file
Name and Relationship	reports	reported	a required form
William E. Shell, M.D., Officer & Director	17	41	0
David S. Silver, M.D., Officer & Director	3	8	0
Kim Giffoni, Officer & Director	3	4	0
Maurice J. DeWald, Director	2	2	0
Donald J. Webster, Director	2	2	0
Arthur R. Nemiroff, Director	3	3	0
Amir Blachman, Officer	1	1	0

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PROPOSAL TWO — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

As previously reported in the current report on Form 8-K filed by the Company with the SEC on June 12, 2013, the Company dismissed its former independent registered public accounting firm, EFP Rotenberg, LLP (“EFPR”). The decision to dismiss EFPR was approved by the Company’s Audit Committee of the Board of Directors (the “Audit Committee”) on June 6, 2013. EFPR’s report on the financial statements of the Company for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles except that both reports stated there is substantial doubt about the Company’s ability to continue as a going concern due to the Company’s financial condition as of December 31, 2012 and December 31, 2011.

In connection with the audits of the fiscal years ended December 31, 2012 and 2011 and through June 6, 2013, there were (i) no disagreements with EFPR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EFPR would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report; (2) no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K except certain material weaknesses in the internal controls over financial reporting as disclosed in the Form 10-K for fiscal year ended December 31, 2012.

As a result of EFPR’s dismissal, on June 10, 2013, the Company, upon the approval and recommendation of the Audit Committee (which consisted solely of directors who are not “interested persons” of the Company), engaged Marcum LLP to serve as the Company’s independent accountants for the fiscal year ended December 31, 2013. Prior to this engagement, Marcum had not performed any services on behalf of the Company or been consulted in respect of the Company during the Company’s two most recent fiscal years or any subsequent interim period. Marcum has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.

The Audit Committee evaluates the selection of independent auditors each year and has selected Marcum LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2014. As a matter of good corporate governance, the Board submits the selection of the independent audit firm to our stockholders for ratification. If the selection of Marcum is not ratified by a majority of the shares of common stock present or represented at the annual meeting and entitled to vote on the matter, the Audit Committee will review its future selection of an independent registered public accounting firm in light of that vote result. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time during the year if the committee determines that such change would be appropriate.

The Audit Committee pre-approves and reviews audit services performed by Marcum as well as the fees charged by Marcum for such services. For additional information concerning the Audit Committee and its activities with Marcum, see “Corporate Governance” in this proxy statement. We expect that a representative of Marcum will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Fees Paid to Independent Registered Public Accountants for 2013(1) and 2012(2)

The following table sets forth fees billed to us by our independent registered public accounting firms during the fiscal years ended December 31, 2013 and December 31, 2012 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

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	December 31, 2013	December 31, 2012
Audit Services	$206,303	$149,000
Audit Related Services	$1,000	$29,415
Tax Services	$23,350	$22,600
All Other Services	$1,950	$—
Total	$232,603	$201,015

(1)	Information regarding the fees billed to the Company for the year ended December 31, 2013 are based on services provided by EFP from 1/1/13 to 6/6/13 and services provided by Marcum from 6/10/13 to 12/31/13. The amounts attributable to EFP for Audit Services and Tax Services during 2013 were $101,500 and $4,200, respectively. The amounts attributable to Marcum for Audit Services and Tax Services during 2013 were $104,803 and $19,150, respectively. Further, Audit Related Services and All Other Services were solely attributable to Marcum during 2013.

(2)	Information regarding the fees billed to the Company for the year ended December 31, 2012 are for services provided only by EFP.

Audit Services. This category includes fees billed for professional services rendered for the audit of our annual financial statements, review of financial statements included in our Form 10-Q quarterly reports, and services that are typically provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Services. This category includes fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, and are not included in the fees reported in the table above under “Audit Services.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services. This category includes tax services provided with respect to tax consulting, tax compliance, and tax audit assistance.

All Other Services. This category consists of services that are not included in the category descriptions defined above under “Audit Services,” “Audit-Related Services,” or “Tax Services.”

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions.

Vote Required

Proposal Two (the ratification of the appointment by the Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of Marcum as the independent registered public accountants of the Company.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification of Marcum as independent registered public accountants as described in this Proposal Two.

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Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Arthur R. Nemiroff

Donald J. Webster

Maurice J. Dewald

The information contained in this Proxy Statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

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PROPOSAL THREE — APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2011 STOCK INCENTIVE PLAN

The authorization and approval of the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Amended Plan”) increasing the number of shares that may be issued by 2,000,000 shares of Common Stock.

Background

In January 2011, the Company’s stockholders approved the Company’s 2011 Stock Incentive Plan (the “Plan”), which provided for the issuance of a maximum of 3,000,000 shares of the Company’s Common Stock to be offered to the Company’s directors, officers, employees, and consultants. On August 26, 2013, subject to stockholder approval, the Company’s Board approved a 2,000,000 share increase in the number of shares issuable under the Plan. As of April 28, 2014, 164,445 shares of Common Stock and 2,672,248 options, net of cancellations, to purchase shares of Common Stock were granted under the Plan. If the 2,000,000 share increase in the number of shares issuable under the Plan is approved by the Company’s Shareholders, then 2,163,297 options shall be available for future issuance under the Plan. Because of the reduced availability of Common Stock and options for issuance under the Plan and the additional shares needed as incentive to the Company’s directors, officers, employees, and consultants, the Board believes that it needs the flexibility to issue additional shares of Common Stock and options.

The Company is requesting stockholder approval of the Amended and Restated 2011 Stock Incentive Plan, which is included as Appendix A to this proxy statement (the “Amended Plan”). The Amended Plan will increase the number of shares that may be issued by 2,000,000 shares of Common Stock. The Plan, as adopted by the Company’s stockholders in January 2011, provides for the issuance of an aggregate of 3,000,000 shares of Common Stock. The amendment to the Plan will make available 5,000,000 shares of Common Stock for issuance under the Amended Plan. However, as described above, 164,445 shares of Common Stock and 2,672,248 options, net of cancellations, have already been issued under the Plan. Thus, 2,163,297 shares of Common Stock would be available to the Company for issuance under the Amended Plan.

The purpose of the Amended Plan is to advance the interests of the Company by providing to key employees of the Company and its affiliates, collectively referred to herein as Eligible Persons, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company cannot attract or retain these individuals without this compensation. Options granted under the Amended Plan may qualify as incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Our Board believes the Company needs the flexibility both to have an ongoing reserve of Common Stock available for future equity-based awards, and to make future awards in a variety of forms.

Upon the approval of Proposal Three, the Board will be authorized to issue the remaining 2,163,297 shares of Common Stock in the form of stock options, stock appreciation rights, or SARs, restricted stock or units, unrestricted stock, deferred share units, and performance awards to participants in accordance with the terms of the Amended Plan. Except for restricted stock and options which have already been granted under the Plan, as described above, the Company has not yet determined the amount of any stock options, stock appreciation rights, or SARs, restricted stock or units, unrestricted stock, deferred share units, and performance awards to be offered to any officers, employees, non-officer directors or consultants under the Amended Plan.

The Compensation Committee will determine the amount and features of future equity-based awards to be awarded to participants. The Compensation Committee evaluates a number of criteria, including the service of each such participant to the Company, the present and potential contributions of such participant to the success of the Company, and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Amended Plan, including the recipient’s current stock holdings, position with the Company, and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options, warrants and restricted stock on a subjective basis and such awards depend in each case on the performance of the officer, employee or consultant under consideration, and in the case of new hires, their potential performance.

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Purpose of the Proposal; Need for Stockholder Approval

The purpose of Proposal Three is to advance the interests of the Company and its subsidiaries by providing to key employees of the Company and its subsidiaries who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company and its subsidiaries, additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

The Board believes that the Company’s future success depends on its ability to maintain a competitive position in attracting, retaining, and motivating key executive officers, employees, non-officer directors and consultants through the use of incentive compensation. Stockholder approval of the increase in the Amended Plan enables the Registrant to satisfy stock exchange listing requirements, and to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Internal Revenue Code of 1986, as amended, referred to herein as the Code. Subject to certain exceptions, Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other four highest paid executive officers of the Company. The Company intends to cause the shares of Common Stock that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the SEC at the Company’s expense. Accordingly, stockholders are being asked to separately approve the adoption of the Amended Plan at the Annual Meeting.

The Board has already approved the Amended Plan and, assuming the approval of Proposal Three at the Annual Meeting, the Amended Plan would be adopted and become effective as soon as practicable after the Annual Meeting. If Proposal Three is approved, the Amended Plan will be implemented and maintained in accordance with applicable law.

Description of the Amended Plan

The following is a brief description of the material features of the Amended Plan. Such description is qualified in its entirety by reference to the full text of the Amended Plan, which is attached to this proxy statement as Appendix A.

Purpose

The purpose of the Amended Plan is to attract, retain and motivate select Eligible Persons, and to provide incentives and rewards for superior performance.

Shares Subject to the Amended Plan

The Amended Plan provides that no more than 5,000,000 shares of Common Stock may be issued pursuant to Awards under the Amended Plan. These shares shall be authorized but unissued shares, or shares that the Company otherwise holds in treasury or in trust. The number of shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the Amended Plan for stock splits, stock dividends, recapitalizations and other similar events. Shares of Common Stock that are subject to any Award that expires, or is forfeited, cancelled or otherwise terminated without the issuance of some or all of the shares that are subject to the Award will again be available for subsequent Awards unless such shares are used as payment in connection with any Award or used to satisfy tax obligations with respect to an Award.

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Administration

Either the Company’s Compensation Committee of the Board of Directors or another committee appointed by the Company’s Board of Directors will administer the Amended Plan. The Compensation Committee of the Company’s Board of Directors and any other committee exercising discretion under the Amended Plan from time to time are referred to herein as the “Committee.” It is expected that the Compensation Committee of the Company’s Board of Directors will act as the Committee for purposes of the Amended Plan. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Exchange Act (or other officers) to make Awards to eligible persons who are not reporting persons for purposes of Rule 16b-3 under the Exchange Act (or other officers whom the Company has specifically authorized to make Awards). With respect to decisions involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee is to consist of two or more directors who are “outside directors” for purposes of that Code section. The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of the Company or its affiliates.

Subject to the terms of the Amended Plan, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of shares of Common Stock, units or dollars to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the Amended Plan and its administration, to interpret and construe the terms of the Amended Plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the Amended Plan. Within the limits of the Amended Plan, the Committee may accelerate the vesting of any Award, allow the exercise of unvested Awards, and may modify, replace, cancel or renew them.

The Amended Plan provides that the Company will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the Amended Plan. The Amended Plan releases these individuals from liability for good faith actions associated with the Amended Plan’s administration.

Eligibility

The Committee may grant options that are intended to qualify as incentive stock options, or ISOs, only to employees of the Company or its affiliates, and may grant all other Awards to Eligible Persons. The Amended Plan and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award.

Types of Awards

Options. Options granted under the Amended Plan provide Participants with the right to purchase shares of common stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify, referred to herein as Non-ISOs. The Amended Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceeds $100,000 (based upon the fair market value of the shares of common stock on the option grant date).

Share Appreciation Rights (SARs). A share appreciation right generally permits a Participant who receives it to receive, upon exercise, cash and/or shares of common stock equal in value to an amount determined by multiplying (a) the excess of the fair market value, on the date of exercise, of the shares of common stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares by (b) the number of shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

Exercise Price for Options and SARs. The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the shares of common stock subject to the Award (110% of fair market value for ISOs granted to employees who, on the grant date, own stock representing more than 10% of the combined voting power of all classes of stock of the Company).

Exercise of Options and SARs. To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of several forms (or combination of them), including: cash or check in U.S. dollars, certain shares of common stock, and cashless exercise under a program the Committee approves. The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, on the grant date, own more than 10% of the combined voting power of all classes of stock of the Company).

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Subject to the terms of the agreement evidencing an option grant, options and SARs may be exercised during the six-month period after the optionee retires, during the one-year period after the optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment without cause (but in no case later than the termination date of the option). Each option or SAR that remains unexercisable at the time of termination shall be terminated at the time of termination. The agreements evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder. All SARs may be settled in cash or shares of the Company’s stock and shall be counted against the number of shares available for award under the Amended Plan only to the extent shares are issued upon settlement of the SARs.

Restricted Shares, Restricted Share Units, Unrestricted Shares, and Deferred Share Units. Under the Amended Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares of common stock after certain vesting requirements are met, and may grant unrestricted shares as to which the Participant’s interest is immediately vested. For restricted Awards, the Amended Plan provides the Committee with discretion to determine the terms and conditions under which a Participant’s interests in such Awards becomes vested. The Amended Plan provides for deferred share units in order to permit certain directors, consultants, members of a select group of management or highly compensated employees to defer their receipt of compensation payable in cash or shares of common stock (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares of common stock.

Whenever shares of common stock are delivered pursuant to these Awards, the Participant will be entitled to receive additional shares of common stock equal to the sum of (i) any stock dividends that the Company’s stockholders received between the grant date of the Award and issuance or release of the shares of common stock and (ii) a number of additional shares of common stock equal to the shares of common stock that the Participant could have purchased at Fair Market Value on the payment date of any cash dividends for shares of common stock if the Participant had received such cash dividends between its grant date and its settlement date.

Performance Awards. The Amended Plan authorizes the Committee to grant performance-based awards in the form of Performance Units that the Committee may or may not designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, Performance

Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company or any affiliate. Performance Awards are payable in shares of common stock, cash or some combination of the two; subject to an individual Participant limit of, during any period of three calendar years, no more than ten percent (10%) of the total number of shares reserved for Awards under the Amended Plan as of the first day of such three-year period (or, for Performance Units to be settled in cash, U.S. $6,000,000). The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

With respect to Performance Compensation Awards, the Amended Plan requires that the Committee specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

Under the Amended Plan, the possible performance measures for Performance Compensation Awards include, but are not limited to: basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; return on equity, assets, capital, operating revenue or similar measure; economic value added; working capital; total stockholder return; and new product introductions or market share improvement; research; licensing; litigation; human resources; information services; strategic mergers or acquisitions; and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

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Forfeiture

Unless otherwise provided in an agreement granting an Award, the Company has the following recourse against a Participant who does not comply with certain employment-related covenants, either during or after employment: the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards, rescind any exercise, payment or delivery pursuant to the Award, or recapture any common stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of shares issued pursuant to the Award. Essentially the same recoupment rights are available to the Company with respect to Awards that are granted, vested, or settled during certain periods affected by a Participant’s fraud or misconduct, or a financial restatement.

Income Tax Withholding

As a condition for the issuance of shares pursuant to Awards, the Amended Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

Transferability

Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers in the form of Non-ISOs, Share-settled SARs, Restricted Shares, or Performance Shares to charitable institutions, certain family members or related trusts, or as otherwise approved by the Committee.

Term of the Amended Plan; Amendments or Termination

The term of the Amended Plan is ten years from the date of adoption by the board of directors. The Company’s board of directors may from time to time, amend, alter, suspend, discontinue or terminate the Amended Plan; provided that no amendment, suspension or termination of the Amended Plan shall materially and adversely affect Awards already granted. Furthermore, neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures. In addition, the Committee may not cancel an outstanding Option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing, the Committee may amend the Amended Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Tax Consequences

The following is a brief summary of certain tax consequences of certain transactions under the Amended Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

U.S. Federal Income Tax Consequences

Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to Awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For Participants, the expected U.S. federal income tax consequences of Awards are as follows:

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Non-ISOs. A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares of common stock issued to the Participant on the exercise date, over (b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs. A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of common stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the Participant recognizes ordinary income gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights. A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or shares of common stock that the Participant receives.

Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards. In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, defined share units or Performance Awards, unless the Participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the Award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or shares of common stock that the Participant receives when the Award vests. The same tax consequences apply to Performance Awards.

Unrestricted Shares. A Participant will recognize income at the time of grant of unrestricted shares, in an amount equal to the excess of the market value of the unrestricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature).

Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the Participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances.

Income Taxes and Deferred Compensation. The Amended Plan provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and that the Company will not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. Nevertheless, the Amended Plan authorizes the Committee to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, with the Committee’s consent, in accordance with Section 409A.

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General Tax Law Considerations

The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the Amended Plan and the disposition of shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to the Company’s officers, directors or greater than ten percent stockholders. Participants in the Amended Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an Award or the underlying shares.

New Plan Benefits

The Committee will grant Awards under the Amended Plan at its discretion. Consequently, it is not possible to determine at this time the amount or dollar value of Awards to be provided under the Amended Plan, other than to note that the Committee has not granted Awards that are contingent upon the approval of the Amended Plan.

Vote Required

Proposal Three (the authorization and approval of the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Amended Plan”) increasing the number of shares that may be issued by 2,000,000 shares of Common Stock) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” the Amended Plan.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the approval of the Amended Plan as described in this Proposal Three.

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OTHER INFORMATION

Other Business

The Company’s Board of Directors knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Stockholder Proposals for 2015 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2015 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077, Attention: Investor Relations, no later than February 6, 2015.

In addition, our Amended and Restated Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 60 days and not more than 90 days prior to the date we first mailed our proxy materials for the preceding year’s annual meeting of stockholders, provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of (x) the 60th day prior to such annual meeting or (y) the 10th day following the date on which public announcement of the date of such meeting is first made by the Corporation. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. If a stockholder fails to comply with the forgoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If we are not notified of a stockholder proposal a reasonable time prior to the time we send our proxy statement for our 2015 annual meeting, then our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to Targeted Medical Pharma, Inc., 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077, Attention: Investor Relations. Notwithstanding, the foregoing shall not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

Where You Can Find Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. Such Report constitutes the Company’s Annual Report to its Stockholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the 2013 fiscal year and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Lynette Gebler, at 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077 or by telephone on (301) 474-9809.

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TARGETED MEDICAL PHARMA, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 6, 2014

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF TARGETED MEDICAL PHARMA, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3.

The undersigned stockholder of Targeted Medical Pharma, Inc., a Delaware corporation (the “Company”), having read the notice of annual meeting of stockholders and the definitive proxy statement, receipt of which are hereby acknowledged, revoking all prior proxies, hereby appoints William E. Shell, MD, and David Silver MD, or either of them, with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all shares of capital stock which the undersigned may be entitled to vote at the annual meeting of stockholders of the Company to be held at the Hotel Palomar Los Angeles, located at 10740 Wilshire Blvd., Los Angeles, CA 90024, on Friday, June 6, 2014, at 10:00 a.m., Pacific Time, and at any adjournment or postponement thereof, on the matters set forth in this proxy and described in the definitive proxy statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments or postponements thereof:

(1) Election of Directors.

VOTE

INSTRUCTION: All nine of the individuals below have been nominated by the Board. However, the Board has fixed the number of directors for our board at seven. Therefore, you may only vote your shares “FOR” seven of the nine nominees listed below for election to the Board

	For	Against	Abstain
Nominees:

1a. William E. Shell, M.D.	[ ]	[ ]	[ ]
1b. David S. Silver, M.D.	[ ]	[ ]	[ ]
1c. Kim Giffoni	[ ]	[ ]	[ ]
1d. Maurice J. DeWald	[ ]	[ ]	[ ]
1e. Donald J. Webster	[ ]	[ ]	[ ]
1f. Arthur R. Nemiroff	[ ]	[ ]	[ ]
1g. Thomas R. Wenkart, M.D.	[ ]	[ ]	[ ]
1h. Kerry N. Weems	[ ]	[ ]	[ ]
1i. Paul F. Pelosi, Jr.	[ ]	[ ]	[ ]

(2) To Ratify the selection of Marcum LLP as our independent registered public accounting firm for 2014.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

(3) To authorize and approve the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Amended Plan”) increasing the number of shares that may be issued by 2,000,000 shares of Common Stock.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

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This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

Proxy cards properly executed and returned without direction will be disregarded for proposal one (Election of Directors) and voted “FOR” the other proposals.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated:_______ , 2014

INDIVIDUAL OR JOINT HOLDER:

Signature

Print Name Here

Signature (if held jointly)

Print Name Here

CORPORATE OR PARTNERSHIP HOLDER:

Print Company Name Here

By:

Print Name Here

Its:
Print Title Here

39

Appendix A

TARGETED MEDICAL PHARMA, INC.

2011 Amended and Restated Stock Incentive Plan

Targeted Medical Pharma, Inc. 2011 Amended and Restated Stock Incentive Plan

ARTICLE I
General

1.1 General

The Targeted Medical Pharma, Inc. 2011 Amended and Restated Stock Incentive Plan (the “Plan”) is designed to provide incentive compensation to certain selected individuals deemed by the Board, or its designee, to be critical to the business of Targeted Medical Pharma, Inc. (the “Company”), and its affiliates. Capitalized terms used herein shall have the meanings given in Article III below.

1.2 Administration

(a) Administration by Committee; Constitution of Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Board”) or such other committee or subcommittee as the Board may designate (the “Committee”). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. It is intended that at all times the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, provided that the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan. A “Qualified Member” is both a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”) and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

(b) Committee’s Authority. The Committee shall have the authority to (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any Award Agreement issued under the Plan, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) make all determinations necessary or advisable in administering the Plan, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) amend the Plan to reflect changes in applicable law.

(c) Committee Action; Delegation. Except as otherwise required by applicable law, actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Notwithstanding the foregoing or any other provision of the Plan, the Committee (or the Board acting instead of the Committee), may delegate to one or more officers of the Company the authority to designate the individuals (other than such officer(s)), among those eligible to receive Awards pursuant to the terms of the Plan, who will receive Awards under the Plan and the size of each such Award, to the fullest extent permitted by Section 157 of the Delaware General Corporation Law (or any successor provision thereto), provided that the Committee shall itself grant Awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of Section 16 of the 1934 Act or whose Awards could reasonably be expected to be subject to the deduction limitations of Section 162(m) of the Code.

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(d) Determinations Final. The determination of the Committee on all matters relating to the Plan or any Award under the Plan shall be final, binding and conclusive.

(e) Limit on Committee Members’ Liability. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

1.3 Persons Eligible for Awards

The persons eligible to receive Awards under the Plan are those officers, directors (whether or not they are employed by the Company), and executive, managerial, professional or administrative employees of, and consultants to, the Company as the Committee in its sole discretion shall select.

1.4 Types of Awards Under Plan

The Awards available for grant hereunder shall be those described in Article II below.

1.5 Shares Available for Awards; Adjustments to Awards

(a) Aggregate Number Available; Certificate Legends. Subject to adjustment as provided under subparagraph (d)(1) below, the total number of shares of common stock of the Company (“Company Stock”) with respect to which Awards may be granted pursuant to the Plan shall not exceed 5,000,000 in the aggregate. Shares issued pursuant to the Plan may be authorized but unissued Company Stock, authorized and issued Company Stock held in the Company’s treasury or Company Stock acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(b) Limits. Except as otherwise provided specifically herein, no provision of this Plan shall be deemed to limit the number or value of shares otherwise available for Awards under the Plan. Subject to adjustment as provided in subparagraph (d) below, the total number of shares of Company Stock which may be subject to one or more options or stock appreciation rights granted to any one employee of the Company or a subsidiary during any one calendar year shall not exceed 500,000 shares. Stock options and stock appreciation rights granted and subsequently canceled or deemed to be canceled in a calendar year shall count against this limit even after their cancellation.

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(c) Certain Shares to Become Available Again. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Company Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, shares of Company Stock that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares of Company Stock exchanged by a Participant or withheld by the Company or any subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised. In addition, (i) to the extent an Award is paid or settled in cash, the number of shares of Company Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Shares of Company Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Company Stock available for Awards under the Plan.

(d) Adjustments to Available Shares and Existing Awards Upon Changes in Company Stock or Certain Other Events. In the event that any special or extraordinary dividend or other extraordinary distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event, the Committee shall adjust, as it deems necessary or appropriate, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property, including cash, issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the limitations set forth in Section 1.5(a); provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code, and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Award or the exercise price of any option or stock appreciation right.

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ARTICLE II

Awards Under the Plan

2.1 Agreements Evidencing Awards

Each Award granted under the Plan shall be evidenced by a written agreement (an “Award Agreement”), which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2 Stock Options

(a) General. The Committee may issue Awards in the form of options to acquire Company Stock (“Options”), which may be in the form of Non-Qualified Options or Incentive Stock Options hereunder.

(b) Exercise Price. Each Award Agreement with respect to an Option shall set forth the amount per share (the “Option Exercise Price”) payable by the Participant to the Company upon exercise of the Option. The Option Exercise Price shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date of grant. Other than with respect to an adjustment described in Section 1.5(d), in no event shall the Option Exercise Price be reduced following the grant of an Option, nor shall an Option be cancelled in exchange for a replacement Option with a lower exercise price or in exchange for another type of Award or cash payment without stockholder approval.

(c) Exercisability. Each Option shall become exercisable at the time determined by the Committee and set forth in the applicable Award Agreement. At the time of grant of an Option, the Committee may impose such restrictions or conditions to the exercisability of the Option as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. Subject to Section 2.2(d) hereof, the Committee shall determine and set forth in the applicable Award Agreement the expiration date of each Option, which shall be no later than the tenth anniversary of the date of grant of the Option.

(d) Exercise. An Option shall be exercised by delivering the form of notice of exercise provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier’s check or wire transfer; (B) in shares of Company Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise; or (C) by any such other methods (including broker assisted cashless exercise) as the Committee may from time to time authorize; provided, however, that in the case of a Participant who is subject to Section 16 of the 1934 Act, the method of making such payment shall be in compliance with applicable law. Except as authorized by the Committee, any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

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(e) Special Rules for Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company and its affiliates, in accordance with the provisions of Section 422 of the Code. To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 2.2(d), Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(f) Termination of Services. In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate for any reason other than (i) Cause, (ii) death or (iii) disability or retirement, each Option granted to such Participant, to the extent that it is exercisable at the time of such termination, shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable for the 90 day period following such termination, but in no event following the expiration of its term. Each Option that remains unexercisable as of the date of such a termination shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate on account of the death, disability or retirement of the Participant (in the case of disability or retirement as determined by the Committee), each Option granted to such Participant that is outstanding and vested as of the date of such termination shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable by the Participant (or such Participant’s legal representatives, heirs or legatees) for the one year period following such termination, but in no event following the expiration of its term. Each Option that remains unexercisable as of the date of a termination due to death, disability or retirement shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event of the termination of a Participant’s employment for Cause, each outstanding Option granted to such Participant shall terminate at the commencement of business on the date of such termination.

2.3 Stock Appreciation Rights

(a) General. The Committee may issue Awards in the form the right to receive, on exercise, an amount equal to the increase, if any, in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise, as further describe below (a “Stock Appreciation Right”).

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(b) Stock Appreciation Right Grants in Connection with Options. A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or, with respect to a Nonqualified Stock Option, at any time thereafter during the term of the Option, or may be granted unrelated to an Option. At the time of grant of a Stock Appreciation Right, the Committee may impose such restrictions or conditions to the exercisability of the Stock Appreciation Right as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The term of a Stock Appreciation Right granted without relationship to an Option shall not exceed ten years from the date of grant. In addition, the exercise price of a Stock Appreciation Right shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date of grant.

(c) Surrender of Option upon Exercise of Related Stock Appreciation Right. A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive payment of any amount computed pursuant to Section 2.3(e). Such Option will, to the extent surrendered, then cease to be exercisable.

(d) Relationship Between Stock Appreciation Right and Related Option. Subject to Section 2.3(i) and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable. All Stock Appreciation Rights shall be non-transferable (except to the extent that such related Option may be transferable), except by will or the laws of descent and distribution or except as otherwise determined by the Committee for estate planning purposes.

(e) Payment. Upon the exercise of a Stock Appreciation Right whether related or unrelated to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

(i) the excess of the Fair Market Value of a share of Company Stock on the date of exercise of such Stock Appreciation Right over the exercise price of the Stock Appreciation Right, by

(ii) the number of shares as to which such Stock Appreciation Right is exercised.

(f) Limit on Payment. Notwithstanding subsection (e) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted in the applicable Award Agreement.

(g) Form of Payment. Payment of the amount determined under subsection (e) above may be made solely in whole shares of Company Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares. If the Committee decides that payment will be made in shares of Company Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

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(h) Adjustment or Replacement. Other than with respect to an adjustment described in Section 1.5(d), in no event shall the exercise price with respect to a Stock Appreciation Right be reduced following the grant of a Stock Appreciation Right, nor shall a Stock Appreciation Right be cancelled in exchange for a replacement Stock Appreciation Right with a lower exercise price or in exchange for another type of Award or cash payment without stockholder approval.

(i) Termination of Services. In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate for any reason other than (i) Cause, (ii) death or (iii) disability or retirement, each Stock Appreciation Right granted to such Participant, to the extent that it is exercisable at the time of such termination, shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable for the 90 day period following such termination, but in no event following the expiration of its term. Any Stock Appreciation Right that is not exercisable as of the date of such a termination shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate on account of the death, disability or retirement of the Participant (in the case of disability or retirement as determined by the Committee), each Stock Appreciation Right granted to such Participant that is outstanding and vested as of the date of such termination shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable by the Participant (or such Participant’s legal representatives, heirs or legatees) for the one year period following such termination, but in no event following the expiration of its term. Each Stock Appreciation Right that remains unexercisable as of the date of a termination due to death, disability or retirement shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event of the termination of a Participant’s employment for Cause, each outstanding Stock Appreciation Right granted to such Participant shall terminate at the commencement of business on the date of such termination.

2.4 Restricted Stock

(a) General. The Committee may issue Awards consisting of shares of Company Stock issued subject to restrictions as described below (“Restricted Stock”).

(b) Price. At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(c) Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish a vesting date or vesting dates with respect to such shares. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Restricted Stock are satisfied, and subject to Section 2.4(i), upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 2.4(e) shall lapse.

(d) Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The Committee may also provide that the vesting or forfeiture of shares of Restricted Stock may be based upon the achievement of, or failure to achieve, certain levels of performance and may provide for partial vesting of Restricted Stock in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded.

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(e) Restrictions on Transfer Prior to Vesting. Prior to the vesting of a share of Restricted Stock, such Restricted Stock may not be transferred, assigned or otherwise disposed of, and no transfer of a Participant’s rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such shares, and all of the rights related thereto, shall be forfeited by the Participant.

(f) Dividends on Restricted Stock. The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

(g) Issuance of Certificates. The Committee may, upon such terms and conditions as it determines, provide that (1) a certificate or certificates representing the shares underlying a Restricted Stock Award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, (2) such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited or (3) the Participant’s ownership of the Restricted Stock shall be registered by the Company in book entry form.

(h) Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 2.4(e) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, which may bear a restrictive legend, if the Committee determines such a legend to be appropriate.

(i) Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Award Agreement, and subject to the Committee’s authority under Section 1.2 hereof, upon the termination of a Participant’s employment (or upon cessation of such Participant’s services to the Company) for any reason, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

2.5 Stock Units

(a) General. The Committee may issue Awards in the form of rights to receive, at a future time, an amount equal to the Fair Market Value of a share of Company Stock (a “Stock Unit”).

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(b) Vesting Date. At the time of the grant of Stock Units, the Committee shall establish a vesting date or vesting dates with respect to such Stock Units. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of the Stock Units imposed pursuant to Section 2.5(c) are satisfied, and subject to Section 2.5(d), upon the occurrence of the vesting date with respect to the Stock Units, such units shall vest.

(c) Benefit Upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of Stock Units, the Participant shall be paid, within 30 days of the date on which such units vest, an amount, in cash and/or shares of Company Stock, as determined by the Committee. In the case of Awards denominated in shares of Company Stock, the amount per Stock Unit shall be equal to the sum of (1) the Fair Market Value of a share of Company Stock on the date on which such Stock Units vest and (2) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the Stock Units were granted and terminating on the date on which such units vest. In the case of Awards denominated in cash, the amount per Stock Unit shall be equal to the cash value of the Stock Unit on the date on which such Stock Units vest.

(d) Conditions to Vesting. At the time of the grant of Stock Units, the Committee may impose such restrictions or conditions to the vesting of such units as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria.

(e) Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Award Agreement, and subject to the Committee’s authority under to Section 1.2 hereof, Stock Units that have not vested, together with any dividend equivalents deemed to have been credited with respect to such unvested units, shall be forfeited upon the Participant’s termination of employment (or upon cessation of such Participant’s services to the Company) for any reason.

2.6 Stock Bonuses

(a) General. The Committee may issue Awards in the form Company Stock issued as bonus compensation (a “Stock Bonus”).

(b) Issuance. In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

2.7 Other Awards

Other forms of Award (“Other Awards”), valued in whole or in part by reference to, or otherwise based on, Company Stock, including, but not limited to, dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Stock Appreciation Rights) under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards, or the manner in which such Other Awards shall be settled (e.g., in shares of Company Stock or cash), or the conditions to the vesting and/or payment or settlement of such Other Awards (which may include, but not be limited to, achievement of performance goals based on one or more Business Criteria) and all other terms and conditions of such Other Awards.

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2.8 TRANSFERABILITY OF OPTIONS

Except as otherwise provided in an applicable award agreement evidencing an option, during the lifetime of a Participant, each option granted to a Participant shall be exercisable only by the Participant and no option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable award agreement evidencing an option (other than an Incentive Stock Option to the extent inconsistent with the requirements of section 422 of the Code applicable to Incentive Stock Options), permit a Participant to transfer all or some of the options to (A) the Participant’s spouse, children or grandchildren (“immediate family members”), (B) a trust or trusts for the exclusive benefit of such immediate family members, or (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. Notwithstanding the foregoing, a Non-Qualified Stock Option shall be transferable pursuant to a “domestic relations order” as defined in the Code or Title I of the Employment Retirement Income Security Act of 1974, as amended, or related applicable regulations.

2.9 CLAWBACK

Notwithstanding any provisions in this Plan or any award agreement to the contrary, any compensation, payments, or benefits provided hereunder (or profits realized from the sale of Common Stock relating to awards granted hereunder), whether in the form of cash or otherwise, shall be subject to a clawback to the extent necessary to comply with the requirements of any applicable law, including but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Section 304 of the Sarbanes-Oxley Act of 2002, or any regulations promulgated thereunder.

ARTICLE III

 DEFINITIONS

3.1 “1934 Act” is defined in Section 1.2(a).

3.2 “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Stock Bonus or Other Award granted pursuant to the terms of the Plan

3.3 “Award Agreement” is defined in Section 2.1.

3.4 “Board” is defined in Section 1.2(a).

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3.5 “Business Criteria” shall mean (1) return on total stockholder equity; (2) earnings or book value per share of Company Stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); (5) inventory goals; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations; (10) levels of expense, costs or liabilities; (11) unit level performance; (12) operating profit; (13) sales or revenues; (14) stock price appreciation; (15) total stockholder return; (16) implementation or completion of critical projects or processes; or (17) any combination of the foregoing. Where applicable, Business Criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, an Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Business Criteria may be subject to a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the Business Criteria shall be determined, where applicable and except as otherwise provided by the Committee, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Business Criteria in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

3.6 “Cause” shall mean:

(i) to the extent that there is an employment, severance or other agreement governing the relationship between the Participant and the Company, which agreement contains a definition of “cause,” Cause shall have the meaning as defined therein; and otherwise,

(ii) the Participant’s termination of employment or services by the Company on account of any one or more of the following:

(A) the Participant’s willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from Participant’s incapacity due to physical or mental illness or other reasons beyond the control of Participant), and which failure or refusal results in demonstrable direct and material injury to the Company;

(B) any willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, “Fraud”), that results in demonstrable direct and material injury to the Company; and

(C) conviction of (or a plea of nolo contendere to) an offense that is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud.

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For purposes of determining whether Cause exists, no act, or failure to act, on a Participant’s part shall be deemed “willful” or “intentional” unless done, or omitted to be done, by such Participant in bad faith, and without reasonable belief that his or her action or omission was in the best interests of the Company.

Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for Cause for purposes of the Plan or any award hereunder shall be made by the Committee in its discretion. If, subsequent to a Participant’s voluntary termination or involuntary termination without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, the Committee may deem such Participant’s employment to have been terminated for Cause. A Participant’s termination for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made

3.7 “Code” is defined in Section 1.2(a).

3.8 “Committee” is defined in Section 1.2(a).

3.9 “Company” is defined in Section 1.1.

3.10 “Company Stock” is defined in Section 1.5(a).

3.11 “Fair Market Value” shall be the closing price on the New York Stock Exchange, American Stock Exchange or NASDAQ (whichever is applicable) as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Company Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Company Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Committee, the Fair Market Value of a share of Company Stock on any day shall be determined by such methods or procedures as shall be established from time to time by the Committee; provided that any such determination shall comply with regulations promulgated under Section 409A of the Code

3.12 “Incentive Stock Option” means an Option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable award agreement. Any option that is not specifically designated as an Incentive Stock Option shall under no circumstances be considered an Incentive Stock Option.

3.13 “Non-Qualified Option” means an Option that is not an Incentive Stock Option.

3.14 “Option” is defined in Section 2.2(a).

3.15 “Other Award” is defined in Section 2.7.

3.16 “Plan” is defined in Section 1.1.

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3.17 “Plan Action” is defined in Section 4.2(a).

3.18 “Qualified Member” is defined in Section 1.2(a).

3.19 “Restricted Stock” is defined in Section 2.4(a).

3.20 “Rule 16b-3” is defined in Section 1.2(a).

3.21 “Stock Appreciation Right” is defined in Section 2.3(a).

3.22 “Stock Bonus” is defined in Section 2.6(a).

3.23 “Stock Unit” is defined in Section 2.5(a).

ARTICLE IV
Miscellaneous

4.1 Amendment of the Plan; Modification of awards

(a) Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the Participant (or, upon the Participant’s death, the person having the right to exercise the award). For purposes of this Section 4.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award or that in the sole discretion of the Board is necessary to prevent an award from being subject to tax under Section 409A of the Code shall not be considered to materially impair any rights of any Participant. The Board shall determine, in its sole discretion, whether to submit any amendment of the Plan to shareholders for approval; in making such determination it is expected that the Board will take into account the requirements of any exchange on which the Company Stock is listed, the prerequisites for favorable tax treatment to the Company and Participants of awards made under the Plan, and such other considerations as the Board deems relevant.

(b) Modification of Awards. The Committee may cancel any award under the Plan. The Committee also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or vested or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Award Agreement; or (iii) waive or amend any applicable provision of the Plan or Award Agreement with respect to the termination of the award upon termination of employment or services, provided however, that no such amendment may lower the exercise price of an outstanding option. However, any such cancellation or amendment (other than an amendment pursuant to paragraph 1.5(d)) that materially impairs the rights or materially increases the obligations of a Participant under an outstanding award shall be made only with the consent of the Participant (or, upon the Participant’s death, the person having the right to exercise the award). Any modification of an award in a manner that would cause the award to be subject to tax under Section 409A of the Code shall be deemed null and void.

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4.2 Consent Requirement

(a) No Plan Action without Required Consent. If the Committee shall at any time determine that any consent is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or exercise of other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken or permitted, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

(b) Consent Defined. The term “consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

4.3 Non-assignability

Except as expressly provided herein or by the terms of an Award Agreement: (a) no award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the Participant only by the Participant or the Participant’s legal representative.

4.4 Requirement of Notification of Election Under Section 83(b) of the Code

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b) of the Code), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

4.5 Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

Each Participant of an Incentive Stock Option shall notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

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4.6 Withholding Taxes

(a) With Respect to Cash Payments. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

(b) With Respect to Delivery of Company Stock. Whenever shares of Company Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the Participant remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Committee, which approval shall be at the Committee’s sole discretion, the Participant may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

4.7 Limitations Imposed by Section 162(m)

Notwithstanding any other provision hereunder, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Committee may delay the exercise or payment, as the case may be, in respect of such options until 30 days following the earlier to occur of (A) the Participant’s termination of employment and (B) the Company’s reasonable determination that the Company’s federal tax deduction in respect of the award will not be limited by reason of section 162(m). In the event that a Participant exercises an option at a time when the Participant is a 162(m) covered employee, and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

4.8 Right of Discharge Reserved

Nothing in the Plan or in any Award Agreement shall confer upon any Participant the right to continue employment with the Company or affect any right that the Company may have to terminate such employment.

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4.9 Nature of Payments

(a) Consideration for Services Performed. Any and all grants of awards and issuances of shares of Company Stock under the Plan shall be in consideration of services performed for the Company by the Participant.

(b) Not Taken into Account for Benefits. All such grants and issuances shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically otherwise provides.

4.10 Non-Uniform Determinations

The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under the Plan and (b) the terms and provisions of awards under the Plan.

4.11 Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

4.12 Section 409A

Notwithstanding anything to the contrary contained in the Plan, the Plan is intended to comply with Section 409A of the Code, and the provisions of the Plan shall be interpreted and construed such that the grants, awards, payments and benefits provided are either not subject to Section 409A of the Code or are in compliance with Section 409A of the Code.

4.13 Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

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4.14 Effective Date and Term of Plan

(a) Adoption; Stockholder Approval. The Plan was adopted by the Board on February 11, 2011, subject to approval by the Company’s stockholders. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

(b) Termination of Plan. Unless sooner terminated by the Board or pursuant to paragraph (a) above, the provisions of the Plan respecting the grant of any award pursuant to which shares of Company Stock will be granted shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no such awards shall thereafter be made under the Plan. All awards made under the Plan prior to the its termination of shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

4.15 Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Company Stock to be issued pursuant to awards granted under the Plan unless such shares of Company Stock are fully paid and non-assessable, within the meaning of Section 152 of the Delaware General Corporation Law, except as otherwise permitted by Section 153(c) of the Delaware General Corporation Law.

4.16 Governing Law

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

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